  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 25, 1997

                                                 SECURITIES ACT FILE NO. 2-89834
                                        INVESTMENT COMPANY ACT FILE NO. 811-4351
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 16
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]
                             AMENDMENT NO. 17
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       800 SCUDDERS MILL ROAD

       PLAINSBORO, NEW JERSEY                             08536
   (ADDRESS OF PRINCIPAL EXECUTIVE                     (ZIP CODE)
              OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:

      PHILIP L. KIRSTEIN, ESQ.                  COUNSEL FOR THE COMPANY:
   MERRILL LYNCH ASSET MANAGEMENT
            P.O. BOX 9011                         BROWN & WOOD LLP
                                                 ONE WORLD TRADE CENTER
  PRINCETON, NEW JERSEY 08543-9011            NEW YORK, NEW YORK 10048-0557
                                            ATTENTION: THOMAS R. SMITH, JR.,
                                                          ESQ.
                                                  FRANK P. BRUNO, ESQ.

                               ----------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

                     [X] immediately upon filing pursuant to paragraph (b)

                     [_] on (date) pursuant to paragraph (b)
                     [_] 60 days after filing pursuant to paragraph (a)(1)

                     [_] on (date) pursuant to paragraph (a)(1)
                     [_] 75 days after filing pursuant to paragraph (a)(2)

                     [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

                               ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF COMMON STOCK UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON JANUARY 24, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.

                      REGISTRATION STATEMENT ON FORM N-1A

                           CROSS REFERENCE SHEET

 N-1A
 ITEM NO.                                                LOCATION
 --------                                                --------
 PART A
  Item 1.  Cover Page..................   Cover Page
  Item 2.  Synopsis....................   Fee Table
  Item 3.  Condensed Financial
            Information................   Financial Highlights; Performance Data
  Item 4.  General Description of         Investment Objective and Policies;
            Registrant.................    Additional Information
  Item 5.  Management of the Fund......   Fee Table; Investment Objective and
                                           Policies; Portfolio Transactions;
                                           Management of the Company; Inside Back
                                           Cover Page
  Item 5A. Management's Discussion of
            Fund Performance...........   Not Applicable
  Item 6.  Capital Stock and Other
            Securities.................   Cover Page; Additional Information
  Item 7.  Purchase of Securities Being   Cover Page; Fee Table; Merrill Lynch
            Offered....................    Select PricingSM System; Purchase of
                                           Shares; Shareholder Services;
                                           Additional Information; Inside Back
                                           Cover Page
  Item 8.  Redemption or Repurchase....   Fee Table; Merrill Lynch Select
                                           PricingSM System; Shareholder
                                           Services; Purchase of Shares;
                                           Redemption of Shares
  Item 9.  Pending Legal Proceedings...   Not Applicable
 PART B
  Item 10. Cover Page..................   Cover Page
  Item 11. Table of Contents...........   Back Cover Page
  Item 12. General Information and
            History....................   General Information
  Item 13. Investment Objectives and
            Policies...................   Investment Objective and Policies
  Item 14. Management of the Fund......   Management of the Company
  Item 15. Control Persons and
            Principal Holders of
            Securities.................   Management of the Company
  Item 16. Investment Advisory and        Management of the Company; Purchase of
            Other Services.............    Shares; General Information
  Item 17. Brokerage Allocation and
            Other Practices............   Portfolio Transactions and Brokerage
  Item 18. Capital Stock and Other
            Securities.................   General Information
  Item 19. Purchase, Redemption and
            Pricing of Securities Being   Purchase of Shares; Redemption of
            Offered....................    Shares; Determination of Net Asset
                                           Value; Shareholder Services; General
                                           Information
  Item 20. Tax Status..................   Dividends and Distributions; Taxes
  Item 21. Underwriters................   Purchase of Shares
  Item 22. Calculation of Performance
            Data.......................   Performance Data
  Item 23. Financial Statements........   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

MARCH 25, 1997

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Global Holdings, Inc. (the "Company"), is a diversified, open-end management investment company that seeks the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. The Company will utilize a fully managed investment policy which permits management of the Company to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of changes in economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments. It is presently contemplated that the Company's assets will be primarily invested in equity securities of companies located in the United States, Japan and Western Europe. For more information on the Company's investment objectives and policies, please see "Investment Objective and Policies" on page 12.

  Pursuant to the Merrill Lynch Select Pricing (SM) System, the Company offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing (SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing (SM) System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers that have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Company's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
  CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Company that is relevant to making an investment in the Company. This Prospectus should be retained for future reference. A statement containing additional information about the Company, dated March 25, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing the Company at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------
              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Company follows:

                          CLASS A(a)                 CLASS B(b)                      CLASS C        CLASS D
                          ----------                 ----------                      -------        -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    5.25%(c)                    None                           None          5.25%(c)
 Sales Charge Imposed on
  Dividend
  Reinvestments.........     None                       None                           None           None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption        None(d)   4.0% during the first year, decreasing  1.0% for one year(f)   None(d)
  proceeds, whichever is               1.0% annually thereafter to 0.0% after
  lower)................                         the fourth year(e)
 Exchange Fee...........     None                       None                           None           None
ANNUAL COMPANY OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS):
 Investment Advisory
  Fees(g)...............    1.00%                      1.00%                          1.00%          1.00%
 12b-1 Fees(h):
 Account Maintenance
  Fees..................     None                      0.25%                          0.25%          0.25%
 Distribution Fees......     None                      0.75%                          0.75%           None
                                         (Class B shares convert to Class D
                                      shares automatically after approximately
                                       eight years and cease being subject to
                                                 distribution fees)
Other Expenses:
 Custodial Fees.........    0.07%                      0.07%                          0.07%          0.07%
 Shareholder Servicing
  Costs(i)..............    0.19%                      0.22%                          0.23%          0.20%
 Other..................    0.11%                      0.11%                          0.11%          0.11%
                            -----                      -----                          -----          -----
 Total Other Expenses...    0.37%                      0.40%                          0.41%          0.38%
                            -----                      -----                          -----          -----
 TOTAL COMPANY OPERATING    1.37%                      2.40%                          2.41%          1.63%
  EXPENSES..............    =====                      =====                          =====          =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain participants in fee-based programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 27 and "Shareholder Services--Fee-Based Programs"--page 39.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 29.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain fee-based programs. Class A or Class D purchases of $1,000,000 or more are not subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 27.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 39.

(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 39.

(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs"--page 39.

(g) See "Management of the Company--Advisory and Management Arrangements"-- page 22.

(h)  See "Purchase of Shares--Distribution Plans"--page 32.

(i)  See "Management of the Company--Transfer Agency Services"--page 24.

EXAMPLE:

                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                 -------------------------------------------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 -------------------------------------------
EXAMPLE:
An investor would pay the
 following expenses on a $1,000
 investment including the
 maximum $52.50 initial sales
 charge (Class A and Class D
 shares only) and assuming (1)
 the Total Company Operating
 Expenses for each class set
 forth on page 2, (2) a 5%
 annual return throughout the
 periods and (3) redemption at
 the end of the period
 (including any applicable CDSC
 for Class B and Class C
 shares):
  Class A......................     $66        $ 94        $124        $208
  Class B......................     $64        $ 95        $128        $255*
  Class C......................     $34        $ 75        $129        $275
  Class D......................     $68        $101        $137        $236
An investor would pay the
 following expenses on the same
 $1,000 investment assuming no
 redemption at the end of the
 period:
  Class A......................     $66        $ 94        $124        $208
  Class B......................     $24        $ 75        $128        $255*
  Class C......................     $24        $ 75        $129        $275
  Class D......................     $68        $101        $137        $236

--------

* Assumes conversion to Class D shares approximately eight years after purchase.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Company will bear directly or indirectly. THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND UTILIZES A 5% ANNUAL RATE OF RETURN AS MANDATED BY COMMISSION REGULATIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Company's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICING (SM) SYSTEM

  The Company offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds."

  Each Class A, Class B, Class C or Class D share of the Company represents an identical interest in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Company and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Company for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Company. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is the most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                                                 ACCOUNT
                                               MAINTENANCE DISTRIBUTION       CONVERSION
CLASS             SALES CHARGE(/1/)                FEE         FEE              FEATURE
----------------------------------------------------------------------------------------------
  A             Maximum 5.25% initial              No           No                No
               sales charge(/2/)(/3/)
----------------------------------------------------------------------------------------------
  B        CDSC for a period of four years        0.25%        0.75%      B shares convert to
       at a rate of 4.0% during the first year                          D shares automatically
        decreasing 1.0% annually to 0.0%(/4/)                             after approximately
                                                                           eight years(/5/)
----------------------------------------------------------------------------------------------
  C          1.0% CDSC for one year(/6/)          0.25%        0.75%              No
----------------------------------------------------------------------------------------------
  D    Maximum 5.25% initial sales charge(/3/)    0.25%         No                No

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

                                         (Footnotes continue on next page)

(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply. See "Class A" and "Class D" below.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

Class A:

    Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Company are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Company in a shareholder account are entitled to purchase additional Class A shares of the Company in that account. Other eligible investors include certain retirement plans and participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and to their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 5.25%, is reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Sales charges are also reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

Class B:

    Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Company's average net assets attributable to Class B shares, and a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Company, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

Class C:

    Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Company's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year of purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Company's Board of Directors and regulatory limitations.

Class D:

    Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Company's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 5.25% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchase may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares."

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class
A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Company after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges."

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Company by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended November 30, 1996, and the independent auditors' report thereon are included in the Statement of Additional Information. Further information about the performance of the Company is contained in the Company's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Company at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the Company's audited financial statements.

                                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 FOR THE
                                                                               SEVEN-MONTH
                             FOR THE YEAR ENDED NOVEMBER 30,                   PERIOD ENDED      FOR THE YEAR ENDED APRIL 30,
                   ----------------------------------------------------------    NOV. 30,   ---------------------------------------
                    1996++   1995++    1994++    1993++    1992++      1991        1990       1990      1989      1988       1987
                   -------- --------  --------  --------  --------   --------  ------------ --------  --------  --------   --------
INCREASE
 (DECREASE) IN
 NET ASSET VALUE:
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period..........  $  13.87 $  12.82  $  13.07  $  11.78  $  10.95   $  10.48    $  10.91   $  11.79  $  12.23  $  16.90   $  14.73
                   -------- --------  --------  --------  --------   --------    --------   --------  --------  --------   --------
 Investment
  income--net....       .13      .05       .03       .04       .10        .16         .17        .20       .29       .43        .25
 Realized and
  unrealized gain
  (loss) on
  investments and
  foreign
  currency
  transactions--
  net............      1.87     1.52       .53      2.07      1.05        .53        (.30)       .62       .88     (1.09)      3.49
                   -------- --------  --------  --------  --------   --------    --------   --------  --------  --------   --------
Total from
 investment
 operations......      2.00     1.57       .56      2.11      1.15        .69        (.13)       .82      1.17      (.66)      3.74
                   -------- --------  --------  --------  --------   --------    --------   --------  --------  --------   --------
Less dividends
 and
 distributions:
 Investment
  income--net....       --      (.01)     (.01)      --       (.10)      (.21)       (.13)      (.21)     (.34)     (.37)      (.30)
 Realized gain on
  investments--
  net............      (.75)    (.51)     (.80)     (.82)     (.22)      (.01)        (17)     (1.49)    (1.27)    (3.64)     (1.27)
                   -------- --------  --------  --------  --------   --------    --------   --------  --------  --------   --------
Total dividends
 and
 distributions...      (.75)    (.52)     (.81)     (.82)     (.32)      (.22)       (.30)     (1.70)    (1.61)    (4.01)     (1.57)
                   -------- --------  --------  --------  --------   --------    --------   --------  --------  --------   --------
Net asset value,
 end of period...  $  15.12 $  13.87  $  12.82  $  13.07  $  11.78   $  10.95    $  10.48   $  10.91  $  11.79  $  12.23   $  16.90
                   ======== ========  ========  ========  ========   ========    ========   ========  ========  ========   ========
TOTAL INVESTMENT
 RETURN:**
Based on net
 asset value per
 share...........     15.20%   12.92%     4.39%    19.16%    10.67%      6.77%      (1.45)%#    6.93%    10.99%    (4.43)%    28.50%
                   ======== ========  ========  ========  ========   ========    ========   ========  ========  ========   ========
RATIOS TO AVERAGE
 NET ASSETS:
Expenses.........      1.37%    1.51%     1.44%     1.43%     1.49%      1.48%       1.59%*     1.49%     1.47%     1.31%      1.41%
                   ======== ========  ========  ========  ========   ========    ========   ========  ========  ========   ========
Investment income
 (loss)--net.....       .92%     .41%      .23%      .32%     (.19)%     1.31%       2.63%*     1.65%     2.04%     2.90%      1.78%
                   ======== ========  ========  ========  ========   ========    ========   ========  ========  ========   ========
SUPPLEMENTAL
 DATA:
Net assets, end
 of period (in
 thousands)......  $398,310 $327,270  $330,132  $256,203  $166,947   $165,687    $176,898   $187,843  $195,932  $249,736   $356,964
                   ======== ========  ========  ========  ========   ========    ========   ========  ========  ========   ========
Portfolio
 turnover........     41.14%   44.64%    40.18%    56.98%    65.93%     63.94%      34.44%     84.21%   102.77%   109.68%     88.54%
                   ======== ========  ========  ========  ========   ========    ========   ========  ========  ========   ========
Average
 commission rate
 paid##..........  $  .0063      --        --        --        --         --          --         --        --        --         --
                   ======== ========  ========  ========  ========   ========    ========   ========  ========  ========   ========

                          (Footnotes on page 10)

                                                               CLASS B
                          ---------------------------------------------------------------------------------------------
                                                                                                               FOR THE
                                                                                       FOR THE                 PERIOD
                                                                                     SEVEN-MONTH    FOR THE   OCT. 21,
                                  FOR THE YEAR ENDED NOVEMBER 30,                    PERIOD ENDED  YEAR ENDED 1988+ TO
                          ---------------------------------------------------------    NOV. 30,    APRIL 30,  APRIL 30,
                          1996++    1995++    1994++    1993++    1992++     1991        1990         1990      1989
                          -------   -------   -------   -------   -------   -------  ------------  ---------- ---------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $ 13.38   $ 12.50   $ 12.74   $ 11.62   $ 10.82   $ 10.36    $  10.82     $  11.74   $ 11.29
                          -------   -------   -------   -------   -------   -------    --------     --------   -------
 Investment income
  (loss)--net...........     (.02)     (.08)     (.10)     (.08)     (.03)      .04         .10          .16       .06
 Realized and unrealized
  gain (loss) on
  investments and
  foreign currency
  transactions--net.....     1.79      1.47       .52      2.02      1.05       .54        (.30)         .55       .93
                          -------   -------   -------   -------   -------   -------    --------     --------   -------
Total from investment
 operations.............     1.77      1.39       .42      1.94      1.02       .58        (.20)         .71       .99
                          -------   -------   -------   -------   -------   -------    --------     --------   -------
Less dividends and
 distributions:
 Investment income--net.      --        --        --        --        --       (.11)       (.09)        (.14)     (.15)
 Realized gain on
  investments--net......     (.75)     (.51)     (.66)     (.82)     (.22)     (.01)       (.17)       (1.49)     (.39)
                          -------   -------   -------   -------   -------   -------    --------     --------   -------
Total dividends and
 distributions..........     (.75)     (.51)     (.66)     (.82)     (.22)     (.12)       (.26)       (1.63)     (.54)
                          -------   -------   -------   -------   -------   -------    --------     --------   -------
Net asset value, end of
 period.................  $ 14.40   $ 13.38   $ 12.50   $ 12.74   $ 11.62   $ 10.82    $  10.36     $  10.82   $ 11.74
                          =======   =======   =======   =======   =======   =======    ========     ========   =======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............    13.97%    11.78%     3.32%    17.87%     9.58%     5.67%      (2.08)%#      5.91%     9.10%#
                          =======   =======   =======   =======   =======   =======    ========     ========   =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................     2.40 %    2.55%     2.48%     2.46%     2.52%     2.51%       2.63%*       2.53%     2.50%*
                          =======   =======   =======   =======   =======   =======    ========     ========   =======
Investment income
 (loss)--net............     (.11)%    (.63)%    (.80)%    (.72)%   (1.19)%     .25%       1.54%*        .65%      .10%*
                          =======   =======   =======   =======   =======   =======    ========     ========   =======
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $44,311   $44,387   $49,647   $34,241   $22,925   $24,960    $ 22,623     $ 16,342   $ 1,476
                          =======   =======   =======   =======   =======   =======    ========     ========   =======
Portfolio turnover......    41.14%    44.64%    40.18%    56.98%    65.93%    63.94%      34.44%       84.21%   102.77%
                          =======   =======   =======   =======   =======   =======    ========     ========   =======
Average commission rate
 paid##.................  $ .0063       --        --        --        --        --          --           --        --
                          =======   =======   =======   =======   =======   =======    ========     ========   =======

                                                     (Footnotes on Page 10)

                      FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                   CLASS C++                       CLASS D++
                          ------------------------------- ---------------------------------
                             FOR THE                         FOR THE
                           YEAR ENDED      FOR THE PERIOD  YEAR ENDED        FOR THE PERIOD
                          NOVEMBER 30,     OCT. 21, 1994+ NOVEMBER 30,       OCT. 21, 1994+
                          ---------------   TO NOV. 30,   --------------      TO NOV. 30,
                           1996     1995        1994       1996    1995           1994
                          ------   ------  -------------- ------  ------     --------------
Increase (Decrease) in
 Net Asset Value:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $13.38   $12.51      $13.08     $13.84  $12.81         $13.39
                          ------   ------      ------     ------  ------         ------
 Investment income
  (loss)--net...........    (.01)    (.08)       (.02)       .09     .02           (.01)
 Realized and unrealized
  gain (loss) on
  investments and
  foreign currency
  transactions--net.....    1.79     1.46        (.55)      1.86    1.52           (.57)
                          ------   ------      ------     ------  ------         ------
Total from investment
 operations.............    1.78     1.38        (.57)      1.95    1.54           (.58)
                          ------   ------      ------     ------  ------         ------
Less dividends and
 distributions:
 Investment income--net.     --       --          --         --     (.00)+++        --
 Realized gain on
  investments--net......    (.75)    (.51)        --        (.75)   (.51)           --
                          ------   ------      ------     ------  ------         ------
Total dividends and
 distributions..........    (.75)    (.51)        --        (.75)   (.51)           --
                          ------   ------      ------     ------  ------         ------
Net asset value, end of
 period.................  $14.41   $13.38      $12.51     $15.04  $13.84         $12.81
                          ======   ======      ======     ======  ======         ======
TOTAL INVESTMENT
 RETURN:**
Based on net asset value
 per share..............   14.05%   11.69%      (4.36)%#   14.86%  12.73%         (4.33)%#
                          ======   ======      ======     ======  ======         ======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses................    2.41 %   2.55%       3.00%*     1.63%   1.76%          2.23%*
                          ======   ======      ======     ======  ======         ======
Investment income
 (loss)--net............    (.09)%  (.63)%      (1.31)%*     .60%    .18%          (.67)%*
                          ======   ======      ======     ======  ======         ======
SUPPLEMENTAL DATA:
Net assets, end of
 period
 (in thousands).........  $  910   $  376      $  177     $4,688  $3,459         $1,591
                          ======   ======      ======     ======  ======         ======
Portfolio turnover......   41.14%   44.64%      40.18%     41.14%  44.64%         40.18%
                          ======   ======      ======     ======  ======         ======
Average commission rate
 paid##.................  $.0063      --          --      $.0063     --             --
                          ======   ======      ======     ======  ======         ======

--------
   * Annualized.
  ** Total investment returns exclude the effects of sales loads.
   + Commencement of Operations.
  ++ Based on average shares outstanding during the period.
 +++ Amount is less than $.01 per share.
  # Aggregate total investment return.

## For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average commission rate paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                         INTERNATIONAL DIVERSIFICATION

  The Company, utilizing the combined purchasing power of its shareholders' funds, provides the investor with the opportunity to participate with a minimum investment of $1,000 ($100 for retirement plans) in a diversified portfolio of securities in foreign markets which typically would require substantially larger commitments. The Investment Adviser believes that, based upon past performance, an internationally diversified portfolio offers the possibility of a higher expected return than a portfolio comprised of securities from one securities market. The reason for this is that historically the securities markets of many countries have moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Company's portfolio as a whole. Other advantages include professional management and administrative convenience.

  Investments on an international basis involve certain risks not typically involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Company will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Company's assets denominated in that currency and the Company's yield on such assets. The rate of exchange between the dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by the international balance of payments, the level of interest and inflation rates and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, many of the securities held by the Company will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. In addition, certain foreign investments may be subject to foreign withholding taxes. See "Additional Information--Taxes." Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Company are uninvested and no return is earned thereon. The inability of the Company to make intended security purchases due to settlement problems could cause the Company to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Company due to subsequent declines in value of the portfolio security or, if the Company has entered into a contract to sell the security, could result in possible liability to a purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

  In addition, investing in Russian securities involves certain particular risks including, among other things, risk of loss arising out of Russia's system of share registration and custody. There is currently no central registration system for securities in Russia and share registration is carried out by the issuers themselves or by registrars located throughout Russia. These registrars are not necessarily subject to an effective system of state regulation and it is possible that through fraud, negligence or even mere oversight, the Company's ownership of shares may be lost. The Company will attempt to ensure that its share ownership is appropriately recorded either itself or through a custodian or other agent; however, there can be no assurance that such oversight or the procedures implemented will adequately protect the Company's ownership rights.

  The Company has made and may continue to make substantial investments in the securities of issuers in lesser developed capital markets. The risks of investment in foreign securities described above tend to be particularly significant when investing in lesser developed capital markets.

  The operating expense ratio of the Company can be expected to be higher than that of an investment company investing exclusively in U.S. securities since the expenses of the Company, such as custodial costs and the advisory fee, are higher.

  Other special considerations are that the Company may invest up to 15% of its total assets in illiquid or otherwise not readily marketable securities and that certain foreign investments may be subject to foreign withholding taxes. In addition, the Company's investment restrictions do not permit it to borrow money other than for extraordinary or emergency purposes.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Company is to seek the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. In pursuing this objective, management of the Company will utilize a fully managed investment policy which permits the Company to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments. The investment objective of the Company described in this paragraph is a fundamental policy of the Company and may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities.

  The Company will invest in a diversified international portfolio of securities of companies located throughout the world. While there are no prescribed limits on geographic asset distribution and the Company has the authority to invest in any country in the world, it is expected that the Company's assets will be invested in several countries, primarily the U.S., Japan and Western European nations. The allocation of the Company's assets among the various securities markets of the world will be determined by the Investment Adviser as described under "Management of the Company." In making the allocation of assets among the securities markets, the Investment Adviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Investments on an international basis involve certain risks not typically involved in domestic investments. See "International Diversification." Under certain adverse investment conditions, the Company may restrict the securities markets in which its assets will be invested and may increase the proportion of assets invested in the U.S. securities markets.

  As of the date of this Prospectus, investment emphasis is placed on equity securities (i.e., common stocks) or securities convertible into equities. However, the flexible fully managed investment approach enables the Company to switch its emphasis to debt and convertible securities or non-convertible preferred stocks if, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Investment Adviser will determine the emphasis among equity and debt securities, including convertible securities, based upon its evaluation as to the types of securities presently providing the opportunity for the highest total investment return consistent with the Company's investment objective. Accordingly, while investment emphasis is currently on equity securities, substantial portions of the Company's assets may be invested in debt or convertible securities.

  The Company has no established rating criteria for the debt securities in which it may invest. Fixed income investments involve credit risk, which is the risk that an issuer of such securities will not make timely payments of interest or principal. Credit risk is greater in lower-rated securities. Fixed income investments also involve interest rate risk, which is the risk that the value of such an investment may fall when interest rates rise and rise when interest rates fall. In general, fixed income securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will fixed income securities with shorter maturities.

  As described above, the Investment Adviser will allocate the Company's assets among the various securities markets of the world. In making these allocations, the Investment Adviser will consider the factors described in the preceding paragraphs in seeking to realize the Company's investment objective. The Company reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities including money market securities. The Company may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers.

  The Company may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, the Company will not invest more than 15% of its total assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, certain investments in asset-backed and receivable-backed securities and restricted securities, unless the Company's Board of Directors continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Company's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Company to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

HEDGING TECHNIQUES

  The Company may engage in various portfolio strategies to hedge its portfolio against investment, interest rate and currency risks. These strategies include the use of options on portfolio securities, stock index options, stock index futures, financial futures, currency options, currency futures, options on such futures and forward foreign exchange transactions. The Company may enter into such transactions only in connection with its hedging strategies. While the Company's net asset value will continue to fluctuate and no assurance can be given that the Company's hedging transactions will be effective, the Investment Adviser believes that the ability of the Company to engage in these hedging transactions would enhance the Company's ability to reduce the volatility of the net asset value of Company shares. Furthermore, the Company will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. When the Company engages in transactions denominated in foreign currencies, it will be subject to the risks of adverse changes in the exchange rates between such foreign currencies and the U.S. dollar, the currency used to value the Company's assets. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options, Futures and Currency Transactions"), the Investment Adviser believes that, because the Company will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Company will not subject the Company to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Company's ability to engage in the hedging transactions and strategies discussed below.

  Set forth below is a description of the hedging instruments the Company may utilize with respect to investment, interest rate and currency risks.

  Writing Covered Call Options. The Company is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Company, in return for a premium, gives another party a right to buy specified securities owned by the Company on or before a specified future date and at a specified price set at the time of the contract. By writing covered call options, the Company gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Company's ability to sell the underlying security will be limited while the option is in effect unless the Company effects a closing purchase transaction. A closing purchase transaction cancels out the Company's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  Purchasing Put Options. The Company is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Company has a right to sell the underlying security at the stated exercise price, thus limiting the Company's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Company's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Company will not purchase put options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost (premiums paid) of all outstanding options on securities held by the Company would exceed 5% of the market value of the Company's total assets.

  Stock or Other Financial Index Futures and Options. The Company is authorized to engage in transactions in stock or other financial index options and futures (including futures on government bonds) and related options on such futures. The Company may purchase or write put and call options on stock or other financial indices to hedge against the risks of market-wide stock price movements in the securities in which the Company invests. Options on indices are similar to options on securities except that, on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Company may invest in stock or other financial index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

  The Company may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a particular commodity for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of a commodity, in this case securities, but results in cash settlement based upon the difference in value of the stock index between the time the contract was entered into and the time of its settlement. The

Company may effect transactions in stock index futures contracts in connection with equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Company in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions."

  The Company may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of fixed-income securities which may be held by the Company as a temporary defensive measure will fall, thus reducing the net asset value of the Company. However, as interest rates rise, the value of the Company's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Company's investments that are being hedged. While the Company will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that the Company would have incurred had the Company sold portfolio securities in order to reduce its exposure to increases in interest rates. The Company also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Company will purchase securities upon termination of the futures contract.

  The Company is authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Company's securities portfolio that might otherwise result. When the Company is not fully invested in the securities markets and anticipates a significant market advance, it would be able to purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Company intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Company does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Company will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Company experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Company also is authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Company enters into futures transactions. The Company may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Company can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Company intends to purchase.

  The Company is also authorized to engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  To trade futures contracts, the Company is not required to deposit funds equal to the value of the futures contract. The Company need only make a deposit, called an "initial margin deposit", equal to a small percentage (typically between 2% and 15%) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in immediate and substantial losses to the Company. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit.

  To some extent, options on futures contracts are even more highly leveraged than futures contracts. For example, if an in-the-money call (put) option is sold for its intrinsic value plus a premium representing the time value of that option, a 10% rise (drop) in the value of the underlying futures contract does not create a loss equal to just 10% of the value of the option. Such a rise
(drop) creates a loss approximately equal to 10% of the value of the underlying interest, less the time value, which loss may be many times greater than the price for which the Company sold the option. In addition, investors who sell options are required only to deposit a percentage of the value of the option at the time of sale as margin, thereby leveraging the investment even further.

  The Company is authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company. As an illustration, the Company may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Company can purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Company may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Company gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that "spreads" of the type which may be utilized by the Company constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Company will not speculate in foreign currency options, futures or related options. Accordingly, the Company will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which it owns, the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Company but not yet delivered, the proceeds thereof in its denominated currency. Further, the Company will segregate at its custodian U.S. Government or other high quality securities having a market value substantially representing any subsequent net decrease in the market value of such hedged positions, including net positions with respect to cross-currency hedges. The Company will not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

  Forward Foreign Exchange Transactions. The Company has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Company's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Company accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Company or the payment of dividends and distributions by the Company. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Company will not speculate in forward foreign exchange. The Company will not attempt to hedge all of its foreign portfolio positions.

  In connection with its trading in forward foreign currency contracts, the Company will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Company will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Company of any profit potential or force the Company to cover its commitments for resale, if any, at the then-market price and could result in a loss to the Company.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Company provide that the futures trading activities described herein will not result in the Company being deemed a "commodity pool," as defined under such regulations if the Company adheres to certain restrictions. In particular, the Company may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Company's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

  When the Company purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Company's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract or option strategy is unleveraged.

  Restrictions on OTC Options. The Company will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceeds 15% of the total assets of the Company, taken at market value, together with all other assets of the Company which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Company to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., the current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to change or modification by the Commission staff of its position.

  Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Company will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Company may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Company may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

  The Company intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Investment Adviser believes the Company can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Company's ability to hedge effectively its portfolio. There is also the risk of loss by the Company of margin deposits or collateral in the event of bankruptcy of a broker with whom the Company has an open position in an option, a futures contract or related option.

  The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Company's portfolio.

  Because the Company will engage in the options and futures transactions described above solely in connection with its hedging activities, the Investment Adviser does not believe that such options and futures transactions necessarily will have any significant effect on the Company's portfolio turnover.

OTHER INVESTMENT PRACTICES

  Portfolio Transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission or spread available. The Company has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Company and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Affiliated persons of the Company, and affiliated persons of such affiliated persons, may serve as the Company's broker in transactions conducted on an exchange and in over-the-counter ("OTC") transactions conducted on an agency basis and may receive brokerage commissions from the Company. In addition, consistent with the Conduct Rules of the NASD, the Company may consider sales of shares of the Company as a factor in the selection of brokers or dealers to execute portfolio transactions for the Company. It is expected that the majority of the shares of the Company will be sold by Merrill Lynch. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Company will endeavor to achieve the best net results in effecting its portfolio transactions.

  Lending of Portfolio Securities. The Company may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Company receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Company could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

                          INVESTMENT RESTRICTIONS

  The Company's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies that are fundamental policies may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Company may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Company may not borrow amounts in excess of 20% of its total assets (taken at market value) and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Company shares. The Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  As a non-fundamental policy, the Company will not invest in securities that cannot readily be resold because of legal or contractual restrictions or that are not otherwise readily marketable, if, regarding all such securities, more than 15% of its total assets taken at market value would be invested in such securities. Notwithstanding the foregoing, the Company may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

                           MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

  The Board of Directors of the Company consists of six individuals, five of whom are not "interested persons" of the Company as defined in the Investment Company Act. The Board of Directors of the Company is responsible for the overall supervision of the operations of the Company and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Company are:

  Arthur Zeikel*--President of the Investment Adviser and its affiliate, FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Director of the Distributor.

  Donald Cecil--Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer--Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

  Charles C. Reilly--Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

  Richard R. West--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg--Former Executive Vice President of The Prudential Insurance Company of America.
--------
* Interested person, as defined in the Investment Company Act, of the Company.

ADVISORY AND MANAGEMENT ARRANGEMENTS

  MLAM acts as the investment adviser of the Company and provides the Company with management and investment advisory services. The investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Company, the Investment Adviser is responsible for the actual management of the Company's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

  The Investment Adviser is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser, or its affiliate, FAM, acts as the investment adviser to more than 130 registered investment companies and provides investment advisory services to individual and institutional accounts. As of February 28, 1997, the Investment Adviser and FAM had a total of approximately $248.2 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.

  The Investment Adviser provides the portfolio managers for the Company who consider analyses from various sources, make the necessary decisions, and place transactions accordingly. The Investment Adviser is also obligated to perform or arrange for affiliates to perform certain administrative and management services for the Company and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  As compensation for its services to the Company, the Investment Adviser receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company. This fee is higher than that charged most mutual funds, but the Company believes it is justified by the special international nature of the Company. For the fiscal year ended November 30, 1996, the fee paid by the Company to the Investment Adviser was $4,169,360 (based on average net assets of approximately $418.1 million).

  Also, the Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Company in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount the Investment Adviser actually receives for providing services to the Company pursuant to the Investment Advisory Agreement. No fee was paid to MLAM U.K. for the fiscal year ended November 30, 1996.

  Edward F. Korff is responsible for the day-to-day management of the Company's investment portfolio. Mr. Korff has been a Vice President of the Company and the Investment Adviser since 1995. Prior thereto, Mr. Korff was employed by American Express Financial Corp. (formerly IDS Financial Corporation), where he served as portfolio manager of IDS Global Growth Fund from 1990 to 1995, and was Group Director, International Research from 1987 to 1990.

  The Company pays certain expenses incurred in its operations, including, among other things, the investment advisory fees, legal and audit fees, unaffiliated directors' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Also, accounting services are provided to the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services on a semi-annual basis. For the fiscal year ended November 30, 1996, the amount of such reimbursement was $104,828. For the fiscal year ended November 30, 1996, the ratio of total expenses to average net assets was 1.37%, 2.40%, 2.41% and 1.63% for Class A, Class B, Class C and Class D shares, respectively.

CODE OF ETHICS

  The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act that incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Company's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. The term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing a beneficial interest of a person in the relevant share class or a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the fiscal year ended November 30, 1996, the Company paid $793,749 to the Transfer Agent pursuant to the Transfer Agency Agreement.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares of the Company. Shares of the Company are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Company may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, for which the minimum initial purchase is $100, and the minimum subsequent purchase is $1.

  The Company is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Company next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Company or the Distributor may suspend the continuous offering of the Company's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Company. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997, $5.35) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Company issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Company with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select Pricing SM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Company represents identical interests in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Company and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Company for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution
Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees, applicable to each class provide for the financing of the distribution of the shares of the Company. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class.

                                      ACCOUNT
                                    MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS      SALES CHARGE(/1/)          FEE         FEE             FEATURE
----------------------------------------------------------------------------------
    A      Maximum 5.25% initial        No           No                No
          sales charge(/2/)(/3/)
----------------------------------------------------------------------------------
    B    CDSC for a period of four     0.25%       0.75%       B shares convert to
         years, at a rate of 4.0%                                   D shares
          during the first year,                               automatically after
         decreasing 1.0% annually                              approximately eight
               to 0.0%(/4/)                                        years(/5/)
----------------------------------------------------------------------------------
    C        1.0% CDSC for one         0.25%       0.75%               No
                 year(/6/)
----------------------------------------------------------------------------------
    D      Maximum 5.25% initial       0.25%         No                No
             sales charge(/3/)

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(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives--Class A and Class D Shares--Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                                SALES LOAD AS
                                                 PERCENTAGE*     DISCOUNT TO
                                 SALES LOAD AS   OF THE NET    SELECTED DEALERS
                                 PERCENTAGE OF     AMOUNT      AS PERCENTAGE OF
AMOUNT OF PURCHASE               OFFERING PRICE   INVESTED    THE OFFERING PRICE
------------------               -------------- ------------- ------------------
Less than $25,000..............       5.25%         5.54%            5.00%
$25,000 but less than $50,000..       4.75          4.99             4.50
$50,000 but less than $100,000.       4.00          4.17             3.75
$100,000 but less than
 $250,000......................       3.00          3.09             2.75
$250,000 but less than
 $1,000,000....................       2.00          2.04             1.80
$1,000,000 and over**..........       0.00          0.00             0.00

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 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 and on Class A purchases in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Company will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. During the fiscal year ended November 30, 1996, the Company sold 11,176,887 Class A shares for aggregate net proceeds of $157,434,230. The gross sales charges for the sale of Class A shares of the Company for that year were $20,339, of which $1,252 and $19,087 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended November 30, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. During the fiscal year ended November 30, 1996, the Company sold 1,072,031 Class D shares for aggregate net proceeds of $14,751,733. The gross sales charges for the sale of Class D shares of the Company for that year were $14,881, of which $1,100 and $13,781 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended November 30, 1996, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares of the Company in a shareholder account, including participants in the Merrill Lynch Blueprint SM

Program, are entitled to purchase additional Class A shares of the Company in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Company. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Company also may purchase Class A shares of the Company if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Company and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Company and certain other MLAM-advised mutual funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services--Fee-based Programs."

  Class A and Class D shares are offered at net asset value to Employee Access Accounts SM available through qualified employers that provide employer-sponsored retirement and savings plans that are eligible to purchase such shares at net asset value. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc., and Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc., who wish to reinvest in shares of the Company the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

  Class D shares are offered at net asset value to an investor who has a business relationship with a Merrill Lynch Financial Consultant if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Company and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans."

  Class B and Class C shares are sold without an initial sales charge so that the Company will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Company in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Company to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Company, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Company are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Company exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                           CLASS B CDSC
                                                                          AS A PERCENTAGE
  YEAR SINCE PURCHASE                                                    OF DOLLAR AMOUNT
      PAYMENT MADE                                                       SUBJECT TO CHARGE
  -------------------                                                    -----------------
     0-1................................................................       4.00%
     1-2................................................................       3.00
     2-3................................................................       2.00
     3-4................................................................       1.00
     4 and thereafter...................................................       0.00

  For the fiscal year ended November 30, 1996, the Distributor received CDSCs of $60,215 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA, that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group, and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares which are purchased within qualifying Employee Access AccountsSM. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

  Contingent Deferred Sales Charges--Class C Shares. Class C shares that are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services--Fee-Based Programs." For the fiscal year ended November 30, 1996, the Distributor received CDSCs of $1,249 with respect to redemptions of Class C shares all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Company. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Company in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Company held in the account on the Conversion Date will be converted to Class D shares of the Company.

  Share certificates for Class B shares of the Company to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The Conversion Period also may be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder Services--Fee-Based Programs."

DISTRIBUTION PLANS

  The Company has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Company to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Company pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Company attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Company also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Company attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Company, including payments to financial consultants for selling Class B and Class C shares of the Company. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Company in that the deferred sales charges provide for the financing of the distribution of the Company's Class B and Class C shares.

  For the fiscal year ended November 30, 1996, the Company paid the Distributor $452,751 pursuant to the Class B Distribution Plan (based on average net assets subject to such Class B Distribution Plan of approximately $45.4 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended November 30, 1996, the Company paid the Distributor $7,325 pursuant to the Class C Distribution Plan (based on average net assets subject to such Class C Distribution Plan of approximately $735,000), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended November 30, 1996, the Company paid the Distributor $11,226 pursuant to the Class D Distribution Plan (based on average net assets subject to such Class D Distribution Plan of approximately $4.5 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

  The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of December 31, 1996, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated revenues by $387,000 (.91% of Class B net assets at that date). As of November 30, 1996, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $1,648,803 (3.72% of Class B net assets at that date). As of December 31, 1996, the fully allocated revenues incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated expenses by $6,000, (.66% of Class C net assets at that date). As of November 30, 1996, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $6,052 (.66% of Class C net assets at that date).

  The Company has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Company will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Company, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Company to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Company will not make further payments of the distribution fee with respect to Class B shares, and any CDSC will be paid to the Company rather than to the Distributor; however, the Company will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Company is required to redeem for cash all full and fractional shares of the Company on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Company at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289.

Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Company. The redemption request in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Company may be requested to redeem shares for which it has not yet received good payment. The Company may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares, which will not exceed 10 days.

REPURCHASE

  The Company also will repurchase shares through a shareholder's listed securities dealer. The Company normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE on the day received and that such request is received by the Company from such dealer not later than 30 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the same day. Dealers have the responsibility of submitting such repurchase requests to the Company not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Company (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Company. Merrill Lynch may charge its customers a processing fee (presently $4.85, but as of May 1, 1997 $5.35) to confirm a repurchase of shares to such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Company reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Company may redeem shares as set forth above.

  Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Company at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                             SHAREHOLDER SERVICES

  The Company offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Company. Certain of such services are not available to investors who place purchase orders for the Company's shares through the Merrill Lynch Blueprint SM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Company by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Company, a shareholder must either redeem the shares (paying any applicable
CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by pre-arranged charges of $50 or more to his regular bank account. Investors who maintain CMA (R) or CBA (R) accounts may arrange to have periodic investments made in the Company in their CMA (R) or CBA (R) accounts or in certain related accounts in amounts of $100 or more through the CMA (R)/CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Company, without sales charge, at the net asset value per share next determined after the close of business on the NYSE on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Company have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricingsm System, Class A shareholders may exchange Class A shares of the Company for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Company which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Company. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Company is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Company exercising the exchange privilege will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Company acquired through use of the exchange privilege will be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

FEE-BASED PROGRAMS

  Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from Merrill Lynch Investor Services at (800) MER-FUND or (800) 637-3863.


                                PERFORMANCE DATA

  From time to time the Company may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Company with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Company will include performance data for all classes of shares of the Company in any advertisement or information including performance data of the Company.

  The Company may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A or Class D shares or waiver of the CDSC in the case of Class B or Class C shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares." The Company's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Company at the beginning of each specified period.

  Total return figures are based on the Company's historical performance and are not intended to indicate future performance. The Company's total return will vary depending on market conditions, the securities comprising the Company's portfolio, the Company's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Company will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Company may compare its performance to the Standard & Poor's 500 Index, the Dow Jones Industrial Average, or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Company may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Company's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Company's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed to the Company's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of the account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information--Determination of Net Asset Value." Dividends and distributions will be reinvested automatically in shares of the Company at net asset value without a sales charge. However, a shareholder whose account is maintained at the Transfer Agent or whose account is maintained through Merrill Lynch may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Company or received in cash. From time to time, the Company may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

  Gains or losses attributable to certain foreign currency transactions may increase or decrease the amount of the Company's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Company would not be able to make any ordinary income dividend distributions, and (b) all or a portion of the distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary income dividend, thereby reducing each shareholder's tax basis in the Company shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Company shares (assuming that the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information--Taxes."

TAXES

  The Company intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Company (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Company intends to distribute substantially all of such income.

  Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Company. Not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Company's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Company pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Company may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Company. If more than 50% in value of the Company's total assets at the close of its taxable year consists of securities of foreign corporations, the Company will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Company will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Company's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Company will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Company's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Company would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Company shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Company shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as the shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Company.

DETERMINATION OF NET ASSET VALUE

  Net asset value per share of all classes of the Company is determined once daily as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading or on such other day that there is sufficient trading in portfolio securities that the net asset value of the Company's shares may be materially affected. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value is computed by dividing the sum of the value of the securities held by the Company plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time to the nearest cent. Expenses, including the fee payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares will generally be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; in addition, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Company writes an option, the amount of the premium received is recorded on the books of the Company as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Company are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Company.

ORGANIZATION OF THE COMPANY

  The Company was incorporated under Maryland law on March 7, 1984. As of the date of this Prospectus it has an authorized capital of 400,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Company and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Company may classify and reclassify the shares of the Company into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Company does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights described in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Company and in the net assets of the Company upon liquidation or dissolution after satisfaction of outstanding liabilities, and except as noted above, the Class B, Class C and Class D shares bear certain additional expenses.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45289
                          Jacksonville, FL 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Company at the address or telephone number set forth on the cover page of this Prospectus.

                    [This page is intentionally left blank]

      MERRILL LYNCH GLOBAL HOLDINGS, INC. -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH BLUEPRINTSM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINTSM PROGRAM APPLICATION BY CALLING TOLL FREE (800) 637-3766.
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1. SHARE PURCHASE APPLICATION
     I, being of legal age, wish to purchase: (choose one)
              [_] Class A shares  [_] Class B shares
              [_] Class C shares  [_] Class D shares

of Merrill Lynch Global Holdings, Inc. and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:
    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
                            First Name     Initial                 Last Name
Name of Co-Owner (if any)......................................................
                            First Name     Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
                                         .....................................
                                         .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
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2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends            Long-Term Capital Gains


     SELECT  [_] Reinvest                 SELECT  [_] Reinvest
     ONE:    [_] Cash                     ONE:    [_] Cash


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Holdings, Inc. Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

     MERRILL LYNCH GLOBAL HOLDINGS, INC. -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
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3. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

           [                                                      ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH-SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
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4. LETTER OF INTENTION--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Holdings, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Global Holdings, Inc. Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Holdings, Inc. held as security.

By: .................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                           (If registered in joint names,
                                                  both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
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5. FOR DEALER ONLY
    Branch Office, Address, Stamp
-                                   -    We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
                                         our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases or sales made under a
                                         Letter of Intention, automatic
                                         investment plan or Systematic
                                         Withdrawal Plan. We guarantee the
                                         shareholder's signature.

-                                  -     .....................................
This form when completed should be              Dealer Name and Address
mailed to:
                                         By ..................................
  Merrill Lynch Global Holdings, Inc.       Authorized Signature of Dealer

  c/o Merrill Lynch Financial Data       [ ][ ][ ] [ ][ ][ ][ ]
      Services, Inc.                                           ...............
  P.O. Box 45289                         Branch-Code  F/C No.   F/C Last Name
  Jacksonville, FL 32232-5289

                                         [ ][ ][ ] [ ][ ][ ][ ][ ]
                                          Dealer's Customer Account No.

      MERRILL LYNCH GLOBAL HOLDINGS, INC. -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------


1. ACCOUNT REGISTRATION
(Please Print)                             [                                  ]

Name of Owner......................               Social Security No. or
       First Name Initial Last Name            Taxpayer Identification No.

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
                         (Zip Code)

Name of Co-Owner (if any)..........
                First Name Initial Last Name

Address............................

 ...................................
                         (Zip Code)
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Global Holdings, Inc., at cost or current offering price. Withdrawals to be made either (check one)
[_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic
withdrawal on                     or as soon as possible thereafter.
                  (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

Signature of Owner..................................... Date..................

Signature of Co-Owner (if any).................................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

  [_] Class A shares            [_] Class B shares
  [_] Class C shares            [_] Class D shares

of Merrill Lynch Global Holdings, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
           SERVICES, INC.                         DATA SERVICES, INC.

You are hereby authorized to draw an     To...............................Bank
ACH debit each month on my bank                        (Investor's Bank)
account for investment in Merrill
Lynch Global Holdings, Inc., as          Bank Address.........................
indicated below:

  Amount of each check or ACH debit      City...... State...... Zip Code......
  $.................................
                                         As a convenience to me, I hereby
                                         request and authorize you to pay and
  Account Number....................     charge to my account ACH debits
                                         drawn on my account by and payable
                                         to Merrill Lynch Financial Data
Please date and invest ACH debits on     Services, Inc. I agree that your
the 20th of each month                   rights in respect to each such debit
beginning        or as soon as possible  shall be the same as if it were a
         (month)                         check drawn on you and signed
thereafter.                              personally by me. This authority is
                                         to remain in effect until revoked by
  I agree that you are drawing these     me in writing. Until you receive
ACH debits voluntarily at my request     such notice, you shall be fully
and that you shall not be liable for     protected in honoring any such
any loss arising from any delay in       debit. I further agree that if any
preparing or failure to prepare any      such debit be dishonored, whether
such debit. If I change banks or         with or without cause and whether
desire to terminate or suspend this      intentionally or inadvertently, you
program, I agree to notify you           shall be under no liability.
promptly in writing. I hereby
authorize you to take any action to      ............   .....................
correct erroneous ACH debits of my           Date           Signature of
bank account or purchases of Company                          Depositor
shares including liquidating shares
of the Company and crediting my bank     ............   .....................
account. I further agree that if a           Bank      Signature of Depositor
check or debit is not honored upon         Account       (If joint account,
presentation, Merrill Lynch Financial       Number         both must sign)
Data Services, Inc. is authorized to
discontinue immediately the Automatic
Investment Plan and to liquidate
sufficient shares held in my account
to offset the purchase made with the
dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                               INVESTMENT ADVISER

                         Merrill Lynch Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.

                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         The Chase Manhattan Bank, N.A.
                           Global Securities Services
                      4 Chase MetroTech Center, 18th Floor
                            Brooklyn, New York 11245

                              INDEPENDENT AUDITORS

                           Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                             Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE INVESTMENT ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   3
Financial Highlights.......................................................   8
International Diversification..............................................  11
Investment Objective and Policies..........................................  12
 Hedging Techniques........................................................  14
 Other Investment Practices................................................  20
Investment Restrictions....................................................  21
Management of the Company..................................................  21
 Board of Directors........................................................  21
 Advisory and Management Arrangements......................................  22
 Code of Ethics............................................................  23
 Transfer Agency Services..................................................  24
Purchase of Shares.........................................................  24
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  27
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  29
 Distribution Plans........................................................  32
 Limitations on the Payment of Deferred Sales Charges......................  34
Redemption of Shares.......................................................  34
 Redemption................................................................  34
 Repurchase................................................................  35
 Reinstatement Privilege--Class A and Class D Shares.......................  36
Shareholder Services.......................................................  36
 Investment Account........................................................  36
 Systematic Withdrawal Plans...............................................  37
 Automatic Investment Plans................................................  37
 Automatic Reinvestment of Dividends and Distributions.....................  37
 Exchange Privilege........................................................  37
 Fee-Based Programs........................................................  39
Performance Data...........................................................  39
Additional Information.....................................................  40
 Dividends and Distributions...............................................  40
 Taxes.....................................................................  41
 Determination of Net Asset Value..........................................  43
 Organization of the Company...............................................  44
 Shareholder Reports.......................................................  45
 Shareholder Inquiries.....................................................  45
Authorization Form.........................................................  47

                                                           Code #10244-0397


[LOGO] MERRILL LYNCH

Merrill Lynch
Global Holdings, Inc.

[ART]

PROSPECTUS

    March 25, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Global Holdings, Inc. (the "Company"), is a diversified, open-end management investment company that seeks the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. The Company will utilize a fully managed investment policy which permits management of the Company to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of changes in economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments. It is presently contemplated that the Company's assets will be primarily invested in equity securities of companies located in the United States, Japan and Western Europe.

  Pursuant to the Merrill Lynch Select PricingSM System, the Company offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Company is not a prospectus and should be read in conjunction with the prospectus of the Company, dated March 25, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing the Company at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

              MERRILL LYNCH ASSET MANAGEMENT -- INVESTMENT ADVISER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

  The date of this Statement of Additional Information is March 25, 1997.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Company is to seek the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Company.

  The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Company's portfolio as a whole. This negative correlation also may offset unrealized gains the Company has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

  While it is the policy of the Company generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Investment Adviser") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, including changes in asset allocation under certain market conditions, the Company's portfolio turnover rate may be higher than that of other investment companies. The portfolio turnover rate is calculated by dividing the lesser of the Company's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended November 30, 1996 and 1995, the rate of portfolio turnover was 41.14% and 44.64%, respectively. The Company is subject to the Federal income tax requirement that less than 30% of the Company's gross income be derived from gains from the sale or other disposition of securities held for less than three months.

  The Company may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

HEDGING TECHNIQUES

  Reference is made to the discussion under the caption "Investment Objective and Policies--Hedging Techniques" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Company may seek to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies through the use of options and futures transactions and forward foreign exchange transactions. The Company has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Company may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. The Company is authorized to enter into such options and futures transactions either on exchanges or in the over-the-counter ("OTC") markets. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Investment Adviser believes that, because the Company will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Company will not subject the Company to the risks frequently associated with the speculative use of options and futures transactions. While the Company's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Company's shares will fluctuate. There can be no assurance that the Company's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures that the Company may utilize.

  Hedging Investment and Interest Rate Risks. The Company may write (i.e., sell) covered call options on the equity securities in which it may invest and may enter into closing purchase transactions with respect to certain of such options. Covered call options serve as a partial hedge against the decline in price of the underlying security. A covered call option is an option where the Company, in return for a premium, gives another party a right to buy specified securities owned by the Company on or before a specified future date and price set at the time of the contract. By writing covered call options, the Company gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Company's ability to sell the underlying security will be limited while the option is in effect unless the Company effects a closing purchase transaction. A closing purchase transaction cancels out the Company's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Company may also purchase put options to hedge against a decline in the market value of its securities holdings. By buying a put the Company has a right to sell the underlying security at the exercise price, thus limiting the Company's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Company's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

  The Company also may engage in transactions in stock index options and futures, financial futures in U.S. and foreign agency and government securities and corporate debt securities, and related options on such futures. A futures contract is an agreement between two parties to buy and sell a particular commodity, such as a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% to 15% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Company has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Company and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Company from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Company will experience a gain or loss that will not be completely offset by movements in the prices of the securities and currencies that are the subject of the hedge.

  Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Company will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Company will acquire only OTC options for which management believes the Company can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). In the case of a futures position or an option on a futures position written by the Company, in the event of adverse price movements, the Company would continue to be required to make daily cash payments of variation margin. In such situations, if the Company has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Company may be required to take or make delivery of the security or currency underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Company's ability to hedge its portfolio effectively. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom the Company has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Company intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Company's portfolio.

  Hedging Foreign Currency Risks. Generally, the foreign exchange transactions of the Company will be conducted on a spot, i.e., cash, basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Company has authority to deal in forward foreign exchange between currencies of Far Eastern and Western Pacific countries and the dollar as a hedge against possible variations in the foreign exchange rates between these currencies. This is accomplished through contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Company's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Company accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Company or the payment of dividends and distributions by the Company. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Company will not speculate in forward foreign exchange. All dealings in forward exchange will be limited to contracts involving currencies of Far Eastern and Western Pacific countries and the dollar. The Company may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Company enters into a position hedging transaction, its custodian bank will place cash or liquid securities in a separate account of the Company in an amount equal to the value of the Company's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Company's commitment with respect to such contracts. The Company will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser of the Company. The Company will not enter into a forward contract with a term of more than one year.

  As discussed in the Prospectus, the Company may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Company to hedge against a devaluation that is so generally anticipated that the Company is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Company may have to limit its currency transactions to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code; in this regard, the Company presently intends to limit its gross income from currency hedging transactions to less than 10% of its gross income in any taxable year until such time as the Company determines that income from the transaction need not be subject to this restriction. The cost to the Company of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Company. If such restrictions should be reinstituted, it might become necessary for the Company to invest all or substantially all of its assets in U.S. securities. In such event, the Company would review its investment objective and investment policies to determine whether changes are appropriate.

  The Company's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Company are redeemable on a daily basis in U.S. dollars, the Company intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

  High Yield Bonds. The Company is authorized to invest in fixed income securities rated below investment grade by a nationally recognized statistical rating agency or in unrated debt securities which, in the Investment Adviser's judgment, possess similar credit characteristics ("high yield bonds"). Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield bonds frequently have call or redemption features which would permit issuers to repurchase such securities from the Company. If a call were exercised by an issuer during a period of declining interest rates, the Company likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Company and dividends to shareholders.

  The Company may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. The secondary trading market for high yield bonds is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Company's ability to dispose of particular issues when necessary to meet the Company's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield bonds, particularly in a thinly traded market. Factors adversely affecting the market value of high yield bonds are likely to affect adversely the Company's net asset value. In addition the Company may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

INVESTMENT RESTRICTIONS

  In addition to the investment restrictions set forth in the Prospectus, the Company has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Company may not:

    1. Make any investment inconsistent with the Company's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Company may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Company may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Company's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Company may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Company may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Company may purchase securities on margin to the extent permitted by applicable law. The Company may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Company's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwrite securities of other issuers except insofar as the Company technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Company may do so in accordance with applicable law and the Company's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Company has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Company may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Company currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Company has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

    d. Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Company shares. The Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

  Portfolio securities of the Company may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of its directors, general partners, officers or employees, acting as principal.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceeds 15% of the total assets of the Company, taken at market value, together with all other assets of the Company that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Company to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Because of the affiliation of the Investment Adviser with the Company, the Company is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage."

  The investment restrictions contain an exception that permits the Company to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Company ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Company's interest in the issuing company being diluted. The market for such rights is not well developed, and accordingly, the Company may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Company's portfolio securities with the result that the Company would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                               ----------------

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Company, the Company is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

  Information about the Directors and executive officers of the Company, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (64)--President and Director(1)(2)--President of the Investment Adviser (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1977.

  Donald Cecil (70)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (70)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970, and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (65)--Director(2)--9 Hampton Harbor Road, Hampton Bays, N.Y. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Richard R. West (59)--Director(2)--Box 604, Genoa, Nevada 89491. Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (62)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (56)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986, and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Norman R. Harvey (63)--Senior Vice President(1)(2)--Senior Vice President of the Investment Adviser and FAM since 1982.

  Philip L. Kirstein (51)--Senior Vice President(1)(2)--Senior Vice President and General Counsel of the Investment Adviser and FAM since 1984; Senior Vice President, General Counsel, Director and Secretary of Princeton Services; Secretary of the Investment Adviser since 1984; Secretary of FAM since 1982; Director of the Distributor.

  Edward F. Korff (52)--Vice President(1)(2)--Vice President of the Investment Adviser since 1995; employee of American Express Financial Corp. (formerly IDS Financial Corporation) from 1972 to 1995.

  Donald C. Burke (36)--Vice President(1)(2)--Vice President and Director of Taxation of the Investment Adviser since 1990.

  Gerald M. Richard (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer thereof since 1984.

  Robert Harris (45)--Secretary(1)(2)--Vice President of the Investment Adviser since 1984 and attorney associated with the Investment Adviser since 1980; Secretary of the Distributor since 1982.
--------
(1) Interested person, as defined in the Investment Company Act, of the Company.
(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Investment Adviser or an affiliate, FAM, acts as investment adviser or manager.

  At February 28, 1997, the officers and Directors of the Company as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Company. At such date, Mr. Zeikel, a Director and officer of the Company, and the other officers of the Company, owned less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF DIRECTORS

  The Company pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") a fee of $3,500 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Company also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors at a rate of $500 per meeting attended. The Chairman of the Committee receives an additional fee of $250 per meeting attended. Fees and expenses paid to the non-affiliated Directors aggregated $37,811 for the fiscal year ended November 30, 1996.

  The following table sets forth for the fiscal year ended November 30, 1996, compensation paid by the Company to the non-affiliated Directors and for the calendar year ended December 31, 1996, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors.

                                                                  AGGREGATE
                                                                COMPENSATION
                                             PENSION OR       FROM COMPANY AND
                                         RETIREMENT BENEFITS   OTHER MLAM/FAM
                            COMPENSATION ACCRUED AS PART OF  ADVISED FUNDS PAID
NAME OF DIRECTOR            FROM COMPANY  COMPANY EXPENSES     TO DIRECTORS(1)
----------------            ------------ ------------------- -------------------
Donald Cecil...............    $8,500           None              $268,933
Edward H. Meyer............    $6,500           None              $227,933
Charles C. Reilly..........    $7,500           None              $293,833
Richard R. West............    $7,500           None              $269,833
Edward D. Zinbarg..........    $7,500           None              $127,333

--------

(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Cecil (32 registered investment companies consisting of 32 portfolios); Mr. Meyer (32 registered investment companies consisting of 32 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. West (41 registered investment companies consisting of 54 portfolios); and Mr. Zinbarg (18 registered investment companies consisting of 18 portfolios).

ADVISORY AND MANAGEMENT ARRANGEMENTS

  Reference is made to "Management of the Company--Advisory and Management Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Company.

  Securities held by the Company may also be held by, or be appropriate investments for, other funds or other investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Company or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Company has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"). As discussed in the Prospectus, the Investment Advisory Agreement provides that the Investment Adviser is entitled to receive for its services to the Company monthly compensation at the annual rate of 1.0% of the Company's average daily net assets. Until April 1, 1994, the Investment Adviser compensated Nomura Capital Management, Inc. ("NCM") and Lombard Odier

International Portfolio Management Limited ("LOIPM") for investment research, pursuant to separate investment research agreements between the Investment Adviser and NCM and LOIPM (the "Investment Research Agreements"), at the annual rates of 0.20% and 0.15%, respectively, of the Company's average daily net assets. The Investment Research Agreement between the Investment Adviser and NCM recognized that NCM could enter into a separate investment research agreement with Nomura Investment Management Co., Ltd. ("NIMCO") under which NCM could compensate NIMCO for investment research in an amount determined by NCM and NIMCO but not in excess of the amount of compensation NCM received from the Investment Adviser. The Investment Research Agreements and related Sub-Research Agreement terminated on April 1, 1994. The Investment Adviser continues to provide services to the Company pursuant to the Investment Advisory Agreement.

  For the fiscal year ended November 30, 1994, the Investment Adviser, NCM and LOIPM earned fees of $3,780,445, $233,542, and $175,156, respectively. For the fiscal years ended November 30, 1995 and 1996, the Investment Adviser earned fees of $3,740,624 and $4,169,360, respectively.

  The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of the Company, as well as the fees of all Directors of the Company who are affiliated persons of the Investment Adviser. The Company pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Company. Accounting services are provided to the Company by the Investment Adviser, and the Company reimburses the Investment Adviser for its costs in connection with such services on a semiannual basis. For the fiscal years ended November 30, 1994, 1995 and 1996, the amount of such reimbursement was $138,310, $171,044 and $104,828, respectively. As required by the Company's distribution agreements, the Distributor will pay certain of the promotional expenses of the Company incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Company pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans."

  As described in the Prospectus, the Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Company. MLAM U.K. received no fees under the sub-advisory agreement during the fiscal year ended November 30, 1996.

  The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Company or by a majority of the outstanding shares of the Company and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the shareholders of the Company.

                              PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Company shares.

  The Company issues four classes of shares under the Merrill Lynch Select Pricing SM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Company represents identical interests in the investment portfolio of the Company and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege."

  The Merrill Lynch Select Pricing SM System is used by more than 50 registered investment companies advised by the Investment Adviser, or its affiliate, FAM. Funds advised by FAM or the Investment Adviser that utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds."

  The Company has entered into separate distribution agreements with Merrill Lynch Funds Distributor, Inc. (the "Distributor") in connection with the continuous offering of each class of shares of the Company (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Company. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described under "Management of the Company--Advisory and Management Arrangements."

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  For the fiscal years ended November 30, 1994, 1995 and 1996, the Company sold its Class A shares through the Distributor and Merrill Lynch, as a dealer. For the period October 21, 1994 (commencement of operations) to November 30, 1994 and the fiscal years ended November 30, 1995 and 1996, the Company sold its Class D shares through the Distributor and Merrill Lynch as a dealer. The gross sales charges for the sale of Class A shares of the Company for the fiscal year ended November 30, 1994, were $142,376, of which $133,688 was received by Merrill Lynch, and $8,688 was received by the Distributor. The gross sales charges for the sale of Class A shares for the fiscal year ended November 30, 1995, were $19,143, of which $17,301 was received by Merrill Lynch, and $1,842 was received by the Distributor. The gross sales charges for the sale of Class A shares of the Company for the fiscal year ended November 30, 1996, were $20,339, of which $19,087 was received by Merrill Lynch, and $1,252 was received by the Distributor. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to November 30, 1994, were $2,724, of which $2,570 was received by Merrill Lynch, and $154 was received by the Distributor. The gross sales charges for the sale of Class D shares of the Company for the fiscal year ended November 30, 1995, were $14,803, of which $13,922 was received by Merrill Lynch and $881 was received by the Distributor. The gross sales charges for the sale of Class D shares for the fiscal year ended November 30, 1996, were $14,881, of which $13,781 was received by Merrill Lynch and $1,100 was received by the Distributor. During such periods, the Distributor received no contingent deferred sales charges with respect to redemptions within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver.

  The term "purchase" as used in the Prospectus and this Statement of Additional Information refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Company or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases of shares of the Company by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Company and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Company's Prospectus available to individual investors or employees and forwarding investments by such persons to the Company and by any such employer or plan bearing the expense of any payroll deduction plan.

  Closed-End Fund Investment Option. Class A shares of the Company and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to purchase Class A shares) or Class D shares of the Company and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Company. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Company and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Company, except that shareholders already owning Class A shares of the Company will be eligible to purchase additional Class A shares pursuant to this option if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Company. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Company's shares on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Company subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Company and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Company or any other MLAM-advised mutual funds made within a

13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Company's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Company and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Company that creates a sales charge will count toward completing a new or existing Letter of Intention from the Company.

  Merrill Lynch Blueprint SM Program. Class D shares of the Company are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class D shares of the Company through Blueprint will acquire the Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25%
plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). Class D shares of the Company are offered at net asset value plus a sales charge of .50% of 1% for corporate or group IRA programs placing orders to purchase their Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D shareholders through Blueprint, however, may differ from those available to other investors in Class D shares.

  Class A and Class D shares are offered at net asset value, to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans whose trustee and/or plan sponsor offers the Merrill Lynch Directed IRA Rollover Program.

  Orders for purchases and redemptions of Class A or Class D shares of the Company may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0041.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts SM available through qualified employers that provide employer-sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Directors of the Company, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Company at net asset value.

  Class D shares of the Company are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Company with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Company, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Company are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Company with proceeds from a redemption of shares of such other mutual fund, and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Company are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Company with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption, and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Company that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Company. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Company, (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Company's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Company may acquire through such transactions restricted or illiquid securities to the extent the Company does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Company to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Company and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Company, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Company and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Company. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Company without the approval of the related class of shareholder, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting for that purpose. Rule 12b-1 further requires that the Company preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Company, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Company to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Company will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Company rather than to the Distributor; however, the Company will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of November 30, 1996, with respect to the Class B and Class C shares of the Company indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum.

                                            DATA CALCULATED AS OF NOVEMBER 30, 1996
                          ---------------------------------------------------------------------------
                                                        (IN THOUSANDS)
                                                                                            ANNUAL
                                                                                         DISTRIBUTION
                                   ALLOWABLE ALLOWABLE             AMOUNTS                  FEE AT
                          ELIGIBLE AGGREGATE  INTEREST  MAXIMUM   PREVIOUSLY   AGGREGATE   CURRENT
                           GROSS     SALES   ON UNPAID  AMOUNT     PAID TO      UNPAID    NET ASSET
                          SALES(1)  CHARGES  BALANCE(2) PAYABLE DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          -------- --------- ---------- ------- -------------- --------- ------------
CLASS B SHARES, FOR THE
 PERIOD OCTOBER 21, 1988
 (COMMENCEMENT OF
 OPERATIONS) TO NOVEMBER
 30, 1996:
Under NASD Rule As
 Adopted................  $73,056   $4,566     $1,317   $5,883      $2,215      $3,668       $322
Under Distributor's
 Voluntary Waiver.......  $73,056   $4,566     $  365   $4,931      $2,215      $2,716       $332
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO NOVEMBER
 30, 1996:
Under NASD Rule As
 Adopted................  $ 1,094   $   68     $    7   $   75      $    9      $   66       $  7

--------

(1) Purchase price of all eligible Class B or Class C shares sold during periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares--Distribution Plans" in the Prospectus.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                              REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Company shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the

Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Company is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Company.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Company at such time.

DEFERRED SALES CHARGES--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain instances, including in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability of a Class B shareholder. Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended November 30, 1994, 1995 and 1996, the Distributor received CDSCs of $54,858, $89,423 and $60,215, respectively, with regard to redemptions of Class B shares, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to November 30, 1994, the Distributor received no CDSCs with regard to redemptions of Class C shares. For the fiscal years ended November 30, 1995 and 1996, the Distributor received CDSCs of $97 and $1,249, respectively, with regard to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  Merrill Lynch Blueprint SM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Company are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Company will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase order is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board of Directors of the Company, the Investment Adviser is primarily responsible for the execution of the Company's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Company does not necessarily pay the lowest commission or spread available. The Company has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Company. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Company, the Investment Adviser may consider sales of shares of the Company as a factor in the selection of brokers or dealers to execute portfolio transactions for the Company.

  The Company anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Company will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

  Foreign equity securities may be held by the Company in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.

  The Company may invest in securities traded in the over-the-counter markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Company and persons who are affiliated with such affiliated persons are prohibited from dealing with the Company as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Company will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Company may serve as its broker in over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See "Investment Objective and Policies--Investment Restrictions."


  For the fiscal year ended November 30, 1994, the Company paid brokerage commissions of $994,994. Merrill Lynch and its affiliates received $20,959, or 2.1%, of such amount for effecting transactions involving 2.1% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions. For the fiscal year ended November 30, 1995, the Company paid brokerage commissions of $1,122,486. Merrill Lynch and its affiliates received $38,165, or 3.4%, of such amount for effecting transactions involving 3.2% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions. For the fiscal year ended November 30, 1996, the Company paid brokerage commissions of $761,962. Merrill Lynch and its affiliates received $31,344, or 4.11%, of such amount for effecting transactions involving 4.14% of the aggregate dollar amount of transactions in which the Company paid brokerage commissions.

  The Board of Directors has considered the possibility of seeking to recapture for the benefit of the Company brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Company. After considering all factors deemed relevant, the Board of Directors made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Securities and Exchange Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Company in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Company and annual statements as to aggregate compensation will be provided to the Company.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of the Company is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The Company also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Company is required to sell or redeem shares. Net asset value is computed by dividing the value of the securities held by the Company plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fee payable to the Investment Adviser and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class
B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Company. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials among the classes.

  Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. When the Company writes an option, the amount of the premium received is recorded on the books of the Company as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Company are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Company's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Company's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                             SHAREHOLDER SERVICES

  The Company offers a number of shareholder services described below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Company's shares through the Merrill Lynch Blueprint SM Program. Full details as to each of such services and copies of the various plans described below can be obtained from the Company, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements at least quarterly from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the transfer agent.

  Shareholders considering transferring their Class A shares or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Company, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Company, a shareholder must either redeem the shares (paying any applicable
CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A U.S. shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Company's Automatic Investment Plan whereby the Company is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Company are held within a CMA (R) or CBA (R) account may arrange to have periodic investments made in the Company in amounts of $100 or more ($1 for retirement accounts) through the CMA (R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Company. Such reinvestment will be at the net asset value of shares of the Company as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Company or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Company having a value, based upon cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are automatically reinvested in Class A or Class D shares of the Company, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Company, the Company's transfer agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Company will not knowingly accept purchase orders for Class A or Class D shares of the Company from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a Class A or Class D shareholder whose shares are held with a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month; bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month; and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if Company shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

EXCHANGE PRIVILEGE

  U.S. shareholders of each class of shares of the Company have an exchange privilege with certain other MLAM-advised mutual funds. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Company for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Company is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds as follows:
Class A shares may be exchanged for shares of Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Reserves Money Fund (available only for exchanges within certain retirement plans), Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund; Class B, Class C and Class D shares may be exchanged for shares of Merrill Lynch Government Fund, Merrill Lynch Institutional Fund, Merrill Lynch Institutional Tax-Exempt Fund and Merrill Lynch Treasury Fund. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Company generally may be exchanged into the Class A or Class D shares of the other funds or into shares of certain money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, ("new Class B or Class C shares") of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Company exercising the exchange privilege will continue to be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Company acquired through use of the exchange privilege will be subject to the Company's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Company for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Company Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Company Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  Shareholders also may exchange shares of the Company into shares of certain money market funds advised by the Investment Adviser or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund that were acquired as a result of an exchange for Class B or Class C shares of the Company may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the newly-acquired fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Company for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Company Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption the 2% CDSC that would have been due had the Class B shares of the Company been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund that the shareholder continued to hold for an additional two and a half years, any subsequent redemption would not incur a CDSC.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant who will advise the Company of the exchange. Shareholders of the Company, and shareholders of the other MLAM-advised mutual funds, with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Company reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                                     TAXES

  The Company intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, the Company (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Company intends to distribute substantially all of such income.

  Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Company. Not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Company's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Company will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe. If the Company pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Company and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Company may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Company. If more than 50% in value of the Company's total assets at the close of its taxable year consists of securities of foreign corporations, the Company will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Company will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Company's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Company will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Company will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires the RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Company intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Company may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield bonds"), as previously described. Some of these high yield bonds may be purchased at a discount and may therefore cause the Company to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield bonds may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield bonds is a domestic corporation, dividend payments by the Company will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

TAX TREATMENT OF OPTIONS, FUTURES AND FORWARD FOREIGN EXCHANGE TRANSACTIONS

  The Company may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Company elects to have gain or loss treated as ordinary gain or loss under Code
Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Company may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Company solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Company may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles," may affect the taxation of the Company's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Company may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Company's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Company may be restricted in effecting certain closing transactions within three months after entering into an option or futures contract.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

  In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Company qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Company.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Company may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Company. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Company's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Company would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Company shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Company shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Company solely to reduce the risk of currency fluctuations with respect to its investments.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Company.

                                PERFORMANCE DATA

  From time to time the Company may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Company's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Company also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

  Set forth in the tables below is total return information for Class A, Class B, Class C and Class D shares of the Company for the periods indicated.

                       CLASS A SHARES            CLASS B SHARES            CLASS C SHARES            CLASS D SHARES
                  ------------------------- ------------------------- ------------------------- -------------------------
                                REDEEMABLE                REDEEMABLE                REDEEMABLE                REDEEMABLE
                                VALUE OF A                VALUE OF A                VALUE OF A                VALUE OF A
                  EXPRESSED AS HYPOTHETICAL EXPRESSED AS HYPOTHETICAL EXPRESSED AS HYPOTHETICAL EXPRESSED AS HYPOTHETICAL
                  A PERCENTAGE    $1,000    A PERCENTAGE    $1,000    A PERCENTAGE    $1,000    A PERCENTAGE    $1,000
                   BASED ON A   INVESTMENT   BASED ON A   INVESTMENT   BASED ON A   INVESTMENT   BASED ON A   INVESTMENT
                  HYPOTHETICAL  AT THE END  HYPOTHETICAL  AT THE END  HYPOTHETICAL  AT THE END  HYPOTHETICAL  AT THE END
                     $1,000       OF THE       $1,000       OF THE       $1,000       OF THE       $1,000       OF THE
     PERIOD        INVESTMENT     PERIOD     INVESTMENT     PERIOD     INVESTMENT     PERIOD     INVESTMENT     PERIOD
     ------       ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                                                        AVERAGE ANNUAL TOTAL RETURN
                                               (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
 November 30,
 1996...........       9.15 %   $1,091.50        9.97 %   $1,099.70      13.05 %    $1,130.50       8.83%     $1,088.30
Five Years Ended
 November 30,
 1996...........      11.15 %   $1,696.70       11.20 %   $1,700.20
Ten Years Ended
 November 30,
 1996...........       9.30 %   $2,434.00
Inception
 (October 21,
 1988) to
 November 30,
 1996...........                                 9.14 %   $2,032.70
Inception
 (October 21,
 1994) to
 November 30,
 1996...........                                                          9.81 %    $1,218.40       7.89%     $1,173.70
                                                            ANNUAL TOTAL RETURN
                                               (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
 November 30,
 1996...........      15.20 %   $1,152.00       13.97 %   $1,139.70      14.05 %    $1,140.50      14.86%     $1,148.60
Year Ended
 November 30,
 1995...........      12.92 %   $1,129.20       11.78 %   $1,117.80      11.69 %    $1,116.90      12.73%     $1,127.30
Year Ended
 November 30,
 1994...........       4.39 %   $1,043.90        3.32 %   $1,033.20
Inception
 (October 21,
 1994) to
 November 30,
 1994...........                                                         (4.36)%    $  956.40      (4.33)%    $  956.70
Year Ended
 November 30,
 1993...........      19.16 %   $1,191.60       17.87 %   $1,178.70
Year Ended
 November 30,
 1992...........      10.67 %   $1,106.70        9.58 %   $1,095.80
Year Ended
 November 30,
 1991...........       6.77 %   $1,067.70        5.67 %   $1,056.70
Year Ended
 November 30,
 1990...........      (4.90)%   $  951.00       (5.88)%   $  941.20
Year Ended
 November 30,
 1989...........      19.36 %   $1,193.60       18.22 %   $1,182.20
Year Ended
 November 30,
 1988...........      17.59 %   $1,175.90
Inception
 (October 21,
 1988) to
 November 30,
 1988...........                                 1.68 %   $1,016.80
Year Ended
 November 30,
 1987...........       0.67 %   $1,006.70
Year Ended
 November 30,
 1986...........      33.34 %   $1,333.40
Year Ended
 November 30,
 1985...........      31.69 %   $1,316.90
Inception (July
 2, 1984) to
 November 30,
 1984...........       3.01 %   $1,030.10
                                                          AGGREGATE TOTAL RETURN
                                               (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
 (October 21,
 1994) to
 November 30,
 1996...........                                                         21.84 %    $1,218.40      17.37%     $1,173.70
Inception
 (October 21,
 1988) to
 November 30,
 1996...........                               103.27 %   $2,032.70
Inception (July
 2, 1984) to
 November 30,
 1996...........     340.27 %   $4,402.70

  In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC, in the case of Class B or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Company in advertisements directed to such investors may take into account a reduced, and not the maximum, sales charge or may not take into account the CDSC and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of the CDSC, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Company was incorporated under Maryland law on March 7, 1984. At the date of this Statement of Additional Information, the Company has an authorized capital of 400,000,000 shares of Common Stock, par value of $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Company and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and they have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Company may classify and reclassify the shares of the Company into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Company does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Generally, under Maryland law, a meeting of shareholders may be called for any purpose on the written request of the holders of at least 25% of the outstanding shares of the Company. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Company and in the net assets of the Company upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may, in accordance with Maryland law, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors at the request of 25% of the outstanding shares of the Company. A Director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors.

  The Company was incorporated under the name "Merrill Lynch International Holdings, Inc." On November 1, 1993, the Company commenced doing business under the name "Merrill Lynch Global Holdings" and on October 21, 1994, changed its name to Merrill Lynch Global Holdings, Inc. As investing in overseas markets has become more common, the term "international fund" has widely come to mean one which invests exclusively outside the United States, whereas a "global fund" is one which may invest within the United States as well as in other markets. Management of the Company believes that the name "Merrill Lynch Global Holdings, Inc." better portrays the Company's worldwide investment capabilities, which include the ability to invest both within the United States and abroad.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Company based on the value of the Company's net assets on November 30, 1996, and its shares outstanding on that date is as follows:

                                    CLASS A      CLASS B   CLASS C   CLASS D
                                  ------------ ----------- -------- ----------
Net Assets....................... $398,309,697 $44,311,020 $910,585 $4,688,028
                                  ============ =========== ======== ==========
Number of Shares Outstanding.....   26,346,760   3,076,128   63,197    311,649
                                  ============ =========== ======== ==========
Net Asset Value Per Share (net
 assets divided by number of
 shares outstanding)............. $      15.12 $     14.40 $  14.41 $    15.04
Sales Charge (for Class A and
 Class D shares: 5.25% of
 offering price (5.54% of net
 asset value per share))*........          .84          **       **        .83
                                  ------------ ----------- -------- ----------
Offering Price................... $      15.96 $     14.40 $  14.41 $    15.87
                                  ============ =========== ======== ==========

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Company. The selection of independent auditors is subject to approval by the independent Directors of the Company. The independent auditors are responsible for auditing the annual financial statements of the Company.

CUSTODIAN

  The Chase Manhattan Bank, N.A., Global Securities Services, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245 (the "Custodian"), acts as the custodian of the Company's assets. Under its contract with the Company, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Company to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Company's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Company's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Company--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Company.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Company ends on November 30 of each year. The Company sends to its shareholders at least semi-annually reports showing the Company's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Company has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, ML&Co. has granted the Company the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time or to grant the use of such name to any other company, and the Company has granted ML&Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  On February 28, 1997, Merrill Lynch Trust entities owned of record an aggregate of approximately 32% of the outstanding shares of the Company on behalf of certain employee retirement or savings plan accounts for which such entities act as trustee. The address of Merrill Lynch Trust entities is P.O. Box 30538, New Brunswick, NJ 08989.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Holdings, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Holdings, Inc. as of November 30, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Holdings, Inc. as of November 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
   January 8, 1997

                    [This page is intentionally left blank.]

SCHEDULE OF INVESTMENTS                                                                                       (In US Dollars)
LATIN                             Shares                                                                    Value    Percent of
AMERICA      Industries            Held                    Investments                      Cost          (Note 1a)  Net Assets
Argentina    Energy               120,000     Yacimientos Petroliferos Fiscales
                                              S.A.-- (ADR)*                            $  2,350,450     $  2,790,000    0.6%

             Multi-Industry       339,000     Compania Naviera Perez Companc
                                              S.A.C.F.I.M.F.A.                            1,396,267        2,306,192    0.5

                                              Total Investments in Argentina              3,746,717        5,096,192    1.1


Brazil       Banking           76,000,000     Uniao de Bancos Brasileiros S.A.
                                              (Preferred)                                 2,056,000        2,091,122    0.5

             Forest Products      397,500     Aracruz Celulose S.A. (ADR)*                3,624,750        3,080,625    0.7
             & Paper

             Telecommuni-       30,000,00     Telecommunicaoes Brasileiras S.A.
             cations                          --Telebras PN (Preferred)                   1,069,928        2,274,179    0.5

                                              Total Investments in Brazil                 6,750,678        7,445,926    1.7


Colombia     Merchandising         25,000   ++Almacenes Exito S.A.                           65,652           65,380    0.0

                                              Total Investments in Colombia                  65,652           65,380    0.0


Mexico       Beverages & Tobacco   35,000     Panamerican Beverages, Inc. (Class A)         991,514        1,636,250    0.4

             Holding Company    2,000,000   ++Grupo Financiero Banorte, S.A. de
                                              C.V. (Class B)                              2,113,918        2,168,736    0.5

             Multi-Industry       600,000     Grupo Carso, S.A. de C.V.                   3,448,736        3,066,886    0.7

                                              Total Investments in Mexico                 6,554,168        6,871,872    1.6


                                              Total Investments in Latin America         17,117,215       19,479,370    4.4

NORTH
AMERICA

Canada       Agriculture          290,000     Viridian, Inc.                              3,690,612        3,680,148    0.8

             Telecommunications    50,000     Northern Telecom Ltd.                       1,474,875        3,287,500    0.8

                                              Total Investments in Canada                 5,165,487        6,967,648    1.6


United       Banking              120,000     Bank of New York, Inc. (The)                3,130,284        4,305,000    0.9
States                             90,000     Barnett Banks, Inc.                         2,756,978        3,960,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          5,887,262        8,265,000    1.8

             Broadcasting &       125,000   ++Mirage Resorts, Inc.                          929,000        3,015,625    0.7
             Publishing            26,697     TCI Pacific Communications
                                              (Convertible Preferred)                     2,393,250        2,322,639    0.5
                                  115,000     Time Warner Inc.                            3,948,176        4,686,250    1.0
                                        2   ++Viacom Inc. (Class A) (e)                          80               75    0.0
                                                                                       ------------     ------------  ------
                                                                                          7,270,506       10,024,589    2.2

             Business & Public     25,000   ++Microsoft Corp.                             1,039,167        3,921,875    0.9
             Services             150,000   ++Molten Metal Technology, Inc.               2,998,185        2,250,000    0.5
                                   65,000   ++Oracle Corporation (c)                        491,528        3,185,000    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,528,880        9,356,875    2.1

SCHEDULE OF INVESTMENTS (continued)                                                                           (In US Dollars)
NORTH AMERICA                    Shares Held/                                                               Value    Percent of
(concluded)  Industries          Face Amount               Investments                      Cost          (Note 1a)  Net Assets
United       Chemicals             60,000     PPG Industries, Inc.                     $  2,314,400     $  3,675,000    0.8%
States
(concluded)  Electrical Equipment  80,000   ++Ultratech Stepper Inc.                      1,395,265        1,820,000    0.4

             Electronics/         150,000   ++General Instrument Corp.                    3,670,446        3,318,750    0.7
             Components            50,000     Intel Corp.                                 1,180,625        6,337,500    1.4
                                   60,000     Texas Instruments Inc.                      2,492,028        3,825,000    0.9
                                                                                       ------------     ------------  ------
                                                                                          7,343,099       13,481,250    3.0

             Energy Sources       150,000     Enron Oil & Gas Co.                         3,098,803        3,993,750    0.9

             Food & Household     150,000     Performance Food Group Co.                  1,678,096        1,800,000    0.4
             Products

             Health & Personal    100,000   ++Forest Laboratories, Inc.                   4,023,062        3,875,000    0.9
             Care                  35,000     Merck & Co., Inc.                           1,262,400        2,905,000    0.6
                                   50,000     Pfizer, Inc.                                2,427,678        4,481,250    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,713,140       11,261,250    2.5

             Insurance             75,000     Mercury General Corp.                       2,626,000        4,275,000    1.0

             Machinery &          100,000     Harnischfeger Industries, Inc.              3,640,438        4,437,500    1.0
             Equipment

             Merchandising        100,000   ++Federated Department Stores, Inc.           3,290,576        3,412,500    0.8
                                   90,000     The Home Depot, Inc.                        3,373,925        4,691,250    1.0
                                  100,000   ++Office Depot, Inc.                          1,745,375        1,950,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          8,409,876       10,053,750    2.2

             Oil & Gas             50,000     Transocean Offshore Inc. (d)                2,720,750        3,012,500    0.7
             Producers

             Railroads             60,000     Illinois Central Corp.                      1,688,600        2,032,500    0.5

             Telecommunications   125,000   ++Airtouch Communications, Inc.               2,976,403        3,203,125    0.7

                                              Total Investments in the United
                                              States                                     63,291,518       90,692,089   20.2


                                              Total Investments in North America         68,457,005       97,659,737   21.8

PACIFIC
BASIN/ASIA

Australia    Banking              200,097     National Australia Bank, Ltd.               1,430,366        2,490,517    0.6

             Broadcasting &       350,873     News Corp., Ltd. (Ordinary)                 1,868,290        1,866,746    0.4
             Publishing

             Entertainment      1,000,000   ++Sydney Harbour Casino Holdings
                                              Ltd. (Preferred)                            1,446,117        1,504,975    0.3

             Insurance            107,049     Lend Lease Corp.                            1,365,040        1,985,523    0.5

             Metals               300,000     WMC Ltd. (a)                                1,727,089        1,903,590    0.4

                                              Total Investments in Australia              7,836,902        9,751,351    2.2


Hong Kong    Multi-Industry     1,524,228     First Pacific Co., Ltd.                     1,266,625        2,119,311    0.5
                                  400,000     Hutchison Whampoa Ltd.                      1,949,838        3,091,250    0.7
                                  500,000     Swire Pacific Ltd. 'A'                      2,453,484        4,737,114    1.1
                                                                                       ------------     ------------  ------
                                                                                          5,669,947        9,947,675    2.3

             Real Estate          400,000     Sun Hung Kai Properties, Ltd.               2,242,489        4,966,695    1.1

             Utilities--Gas     1,440,000   ++Hong Kong and China Gas Company Ltd.        1,873,089        2,858,954    0.6
                                  120,000   ++Hong Kong and China Gas Company Ltd.
                                              (Warrants) (b)                                      0           75,665    0.0
                                                                                       ------------     ------------  ------
                                                                                          1,873,089        2,934,619    0.6

                                              Total Investments in Hong Kong              9,785,525       17,848,989    4.0


India        Machinery &          196,000 ++++Larsen & Toubro Ltd. (GDR)**                3,008,600        2,842,000    0.6
             Engineering
                                              Total Investments in India                  3,008,600        2,842,000    0.6


Indonesia    Construction &     1,880,000     Jaya Real Property                          2,924,702        2,406,143    0.5
             Housing

             Telecommunications    50,800     P.T. Telekomunikasi Indonesia (ADR)*          939,403        1,670,050    0.4

             Textiles           1,080,000     P.T. Indorama Synthetics (Foreign)          1,217,976        1,935,154    0.4

                                              Total Investments in Indonesia              5,082,081        6,011,347    1.3


Japan        Automobiles          120,000     Toyota Motor Corp.                          2,128,963        3,279,149    0.7

             Banking              130,000     Bank of Tokyo--Mitsubishi                   3,085,819        2,661,453    0.6
                            US$ 1,000,000     The Mitsubishi Bank, Ltd., 3% due
                                              11/30/2002 (Convertible)                    1,000,000        1,101,000    0.2
                                  100,000     Sanwa Bank, Ltd.                            1,844,583        1,651,876    0.4
                                                                                       ------------     ------------  ------
                                                                                          5,930,402        5,414,329    1.2

             Broadcasting &       300,000     Tokyo Broadcasting System, Inc.             3,736,661        4,876,549    1.1
             Publishing

             Building Materials   200,000     Sanwa Shutter Corporation                   1,848,009        1,599,156    0.4

             Cable & Wire         270,000     Sumitomo Electric Industry, Ltd.            2,968,251        3,795,800    0.8

             Chemicals            250,000     Asahi Chemical Industry Co.                 1,825,928        1,643,089    0.4

             Construction &        50,000     Sho-Bond Corp.                              1,671,335        1,550,830    0.3
             Housing

             Data Processing &    120,000     Canon Inc.                                  2,096,847        2,530,533    0.6
             Reproduction

             Electrical &         250,000     Hitachi Ltd.                                2,636,635        2,328,442    0.5
             Electronics           29,000     Keyence Corp.                               2,038,471        3,516,387    0.8
                                  200,000     Matsushita Electric Industrial Co.          2,837,637        3,461,910    0.8
                                   85,000     Murata Manufacturing Co., Ltd.              2,448,383        2,905,281    0.6
                                  250,000     NEC Corporation                             3,180,362        3,031,368    0.7
                                  150,000     Omron Corp.                                 2,717,395        2,860,030    0.6
                                  180,000     Sharp Corp.                                 2,744,465        2,815,218    0.6
                                   90,000     Tokyo Electron Ltd.                         3,173,486        2,570,073    0.6
                                                                                       ------------     ------------  ------
                                                                                         21,776,834       23,488,709    5.2

             Entertainment         70,000     Sony Music Entertainment (Japan) Inc.       3,171,727        2,878,482    0.6

             Financial Services   200,000     Daiwa Securities Co., Ltd.                  2,519,694        2,161,497    0.5

             Insurance            250,000     Tokio Marine & Fire Insurance Co.,
                                              Ltd.                                        3,142,441        2,767,771    0.6

             Machinery &          170,000     Minebea Co., Ltd.                           1,436,151        1,451,894    0.3
             Engineering          400,000     Mitsubishi Heavy Industries Ltd.            2,988,558        3,268,606    0.7
                                                                                       ------------     ------------  ------
                                                                                          4,424,709        4,720,500    1.0

SCHEDULE OF INVESTMENTS (continued)                                                                           (In US Dollars)
PACIFIC BASIN/
ASIA                               Shares                                                                   Value    Percent of
(concluded)  Industries             Held                   Investments                      Cost          (Note 1a)  Net Assets
Japan        Merchandising         50,000     Aoyama Trading Co.                       $  2,716,597     $  1,423,425    0.3%
(concluded)                        60,000     Ito-Yokado Co., Ltd.                        2,604,246        3,031,368    0.7
                                  150,000     Marui Co., Ltd.                             2,736,736        2,846,850    0.6
                                                                                       ------------     ------------  ------
                                                                                          8,057,579        7,301,643    1.6

             Metals               700,000     Nippon Steel Co.                            2,407,627        2,115,807    0.5

             Real Estate          250,000     Mitsui Fudosan Co., Ltd.                    3,097,952        2,965,469    0.7

             Telecommunications       350     DDI Corp.                                   2,617,101        2,506,370    0.6
                                      307     Nippon Telephone & Telegraph Corp.
                                              (Ordinary)                                  2,553,690        2,190,352    0.5
                                                                                       ------------     ------------  ------
                                                                                          5,170,791        4,696,722    1.1

             Wholesale &          250,000     Mitsui & Co.                                1,780,475        2,126,351    0.5
             International
             Trade

                                              Total Investments in Japan                 77,756,225       79,912,386   17.8


Malaysia     Banking              583,333     Commerce Asset--Holding BHD                 1,276,855        4,456,096    1.0

             Building Materials   400,000     Sungei Way Holdings BHD                     1,589,194        2,343,162    0.5

             Telecommunications   300,000     Telekom Malaysia BHD                        1,491,009        2,731,051    0.6

                                              Total Investments in Malaysia               4,357,058        9,530,309    2.1


New Zealand  Telecommunications   400,000     Telecom Corp. of New Zealand
                                              Ltd. (Class C) (ADR)*                       1,278,315        2,107,108    0.5

                                              Total Investments in New Zealand            1,278,315        2,107,108    0.5


Singapore    Banking              218,000     Overseas Chinese Banking Corp.              2,202,387        2,641,483    0.6

             Broadcasting &       100,000     Singapore Press Holdings Limited            1,476,852        1,888,810    0.4
             Publishing

             Construction &       250,000     City Development Ltd.                       1,562,010        2,209,551    0.5
             Housing

             Multi-Industry       200,000     Keppel Corp. Ltd.                           1,502,011        1,553,813    0.4

                                              Total Investments in Singapore              6,743,260        8,293,657    1.9


South Korea  Banking               50,000     Hanil Bank                                    664,668          330,598    0.1

             Construction &        39,170   ++Hyundai Engineering and Construction
             Housing                          Co.                                           873,042        1,100,995    0.2
                              1,698   ++Hyundai Engineering and Construction
                                              Co. (GDR)**                                    52,005           44,314    0.0
                                                                                       ------------     ------------  ------
                                                                                            925,047        1,145,309    0.2

             Electronics           46,283     LG Electronics Co.                          1,725,155          720,379    0.2

             Steel                 31,300     Pohang Iron & Steel Co., Ltd. (ADR)*          765,410          629,913    0.1

             Utilities             40,000     Korea Electric Power Co.                    1,097,115        1,278,958    0.3

                                              Total Investments in South Korea            5,177,395        4,105,157    0.9


Thailand     Banking              100,000     Bangkok Bank Public Company Ltd.            1,138,470        1,143,394    0.2

             Building Materials    50,000     The Siam Cement Public Co. Ltd.
                                              (Foreign Registered)                        1,902,573        1,738,586    0.4

             Telecommunications   157,300     Advanced Information Services Inc.          1,779,210        1,835,516    0.4
                                  600,000     Total Access Communication Public
                                              Co. Ltd.                                    3,787,500        3,870,000    0.9
                                                                                       ------------     ------------  ------

                                                                                          5,566,710        5,705,516    1.3

                                              Total Investments in Thailand               8,607,753        8,587,496    1.9


                                              Total Investments in Pacific Basin/
                                              Asia                                      129,633,114      148,989,800   33.2

WESTERN
EUROPE

Denmark      Business & Public    150,000     ISS International Service System
                                              A/S (Class B)                               3,289,437        4,149,483    0.9

             Services                         Total Investments in Denmark                3,289,437        4,149,483    0.9


Finland      Telecommunications    76,400     Nokia OY AS 'A'                             2,163,900        4,248,770    0.9

                                              Total Investments in Finland                2,163,900        4,248,770    0.9


France       Banking               20,000     Cetelem S.A.                                3,947,067        4,829,420    1.1

             Business & Public     80,000   ++Dassault Systemes S.A.                      1,834,389        3,828,330    0.8
             Services

             Cosmetics             33,000     Christian Dior S.A.                         2,920,305        4,843,006    1.1

             Energy                42,785     Total S.A. (Class B)                        2,673,402        3,419,493    0.8

             Manufacturing         20,000     Bic S.A.                                    2,499,848        2,992,557    0.7

                                              Total Investments in France                13,875,011       19,912,806    4.5


Germany      Merchandising         32,000   ++Metro AG                                    3,124,165        2,684,878    0.6

             Multi-Industry        10,000     Mannesmann AG                               3,229,897        4,172,358    1.0
                                  100,000     SKW Trostberg AG                            2,160,663        2,790,244    0.6
                                   80,000     Veba AG                                     3,264,237        4,680,325    1.0
                                                                                       ------------     ------------  ------
                                                                                          8,654,797       11,642,927    2.6

             Recreation            30,000     Adidas AG                                   1,646,257        2,604,878    0.6

                                              Total Investments in Germany               13,425,219       16,932,683    3.8


Italy        Electronics           65,000   ++Saes Getters S.p.A. (Sponsored)             1,105,000          682,500    0.2

             Multi-Industry     6,000,000   ++Montedison S.p.A.                           3,729,942        4,251,697    0.9

             Telecommunications 6,000,000   ++Olivetti Group--Ing.                        3,946,434        2,110,014    0.5

                                              Total Investments in Italy                  8,781,376        7,044,211    1.6


Netherlands  Business & Public    140,000   ++Baan Company N.V.                           2,254,885        4,994,200    1.1
             Services

             Construction &       200,000     Koninklijke Boskalis Westminster N.V.       3,111,972        3,967,517    0.9
             Housing

             Electrical &         180,000   ++BE Semiconductor Industries N.V.
             Electronics                      (NY Shares)                                 2,573,753        2,137,500    0.5
                                  115,000     Philips Electronics N.V.                    3,839,587        4,649,362    1.0
                                                                                       ------------     ------------  ------
                                                                                          6,413,340        6,786,862    1.5

             Merchandising         70,700     Koninklijke Ahold N.V.                      3,595,653        4,424,901    1.0

                                              Total Investments in the
                                              Netherlands                                15,375,850       20,173,480    4.5

SCHEDULE OF INVESTMENTS (concluded)                                                                           (In US Dollars)
WESTERN
EUROPE                            Shares                                                                    Value    Percent of
(concluded)  Industries            Held                    Investments                      Cost          (Note 1a)  Net Assets
Norway       Automobiles          330,000   ++Sensonor A/S                             $  2,555,005     $  3,160,772    0.7%

             Manufacturing        200,000     Tomra Systems A/S                           1,907,841        2,959,087    0.7

                                              Total Investments in Norway                 4,462,846        6,119,859    1.4


Poland       Food & Beverage       75,718   ++Agros Holdings S.A.                         1,272,288        1,832,530    0.4

                                              Total Investments in Poland                 1,272,288        1,832,530    0.4


Portugal     Building Products    150,500     Cimpor--Cimentos de Portugal, S.A.          3,064,523        3,145,919    0.7

                                              Total Investments in Portugal               3,064,523        3,145,919    0.7


Spain        Banking              100,000     Banco Bilbao Vizcaya S.A.                   3,858,654        5,057,134    1.1

                                              Total Investments in Spain                  3,858,654        5,057,134    1.1


Sweden       Automobiles           80,000     Autoliv AB                                  2,142,137        3,516,353    0.8

             Health & Personal     60,000     Astra AB 'B'                                1,096,951        2,820,532    0.6
             Care

                                              Total Investments in Sweden                 3,239,088        6,336,885    1.4


Switzerland  Health & Personal        871     Roche Holdings AG                           4,203,474        6,703,602    1.5
             Care

                                              Total Investments in Switzerland            4,203,474        6,703,602    1.5


United       Automobile Parts     350,000     BBA Group PLC                               1,888,551        2,047,214    0.5
Kingdom
             Banking              250,097     National Westminster Bank PLC               1,993,581        2,894,200    0.6

             Broadcasting &       312,500     Carlton Communications PLC
             Publishing                       (Ordinary)                                  1,292,970        2,636,755    0.6


             Electronics        1,250,000     Astec (BSR) PLC                             1,943,769        3,361,600    0.8

             Energy               479,449     British Petroleum Co. PLC                   2,467,392        5,532,214    1.2

             Energy Sources       575,000     Enterprise Oil PLC                          3,483,980        5,750,437    1.3

             Merchandising        700,000   ++Harvey Nichols PLC                          3,267,451        4,165,022    0.9
                                  500,000     Next PLC                                    1,731,357        4,949,956    1.1
                                                                                       ------------     ------------  ------
                                                                                          4,998,808        9,114,978    2.0

             Multi-Industry       342,950     Siebe PLC                                   3,253,851        5,473,206    1.2

             Telecommunications 1,000,000     Orange PLC                                  3,025,616        2,975,016    0.7

                                              Total Investments in the United
                                              Kingdom                                    24,348,518       39,785,620    8.9


                                              Total Investments in Western Europe       101,360,184      141,442,982   31.6


SHORT-TERM                         Face
SECURITIES                        Amount                   Issue

United       Commercial    US$ 19,008,000     General Electric Capital Corp.,
States       Paper***                         5.70% due 12/02/1996                       19,001,981       19,001,981    4.2
                               10,000,000     MetLife Funding, Inc., 5.24% due
                                              12/12/1996                                  9,982,533        9,982,533    2.2
                               12,000,000     Warner-Lambert Company, 5.25% due
                                              12/04/1996                                 11,993,000       11,993,000    2.7

                                              Total Investments in Short-Term
                                              Securities                                 40,977,514       40,977,514    9.1

             Total Investments                                                         $357,545,032      448,549,403  100.1
                                                                                       ============
             Liabilities in Excess of Other Assets                                                          (330,073)  (0.1)
                                                                                                        ------------  ------
             Net Assets                                                                                 $448,219,330  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Company.
          (a)Formerly Western Mining Corp.
          (b)Warrants entitle the Company to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under conditions until the expiration date.
          (c)Formerly Oracle Systems Corp.
          (d)Formerly Sonat Offshore Drilling Inc.
          (e)Shares of Viacom, Inc. (Class A) are exchangeable for convertible preferred shares of TCI Pacific Communications.
           ++Non-income producing security.
         ++++Restricted security as to resale. The value of the Company's investment in restricted securities was $2,842,000, representing 0.6% of net assets.

                                          Acquisition                  Value
             Issue                           Date         Cost       (Note 1a)

             Larsen & Toubro Ltd. (GDR)    3/1/1996    $3,008,600   $2,842,000

             Total                                     $3,008,600   $2,842,000
                                                       ==========   ==========

             See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$357,545,032) (Note 1a)                         $448,549,403
                    Cash                                                                                          16,588
                    Foreign cash (Note 1b)                                                                         1,663
                    Receivables:
                      Securities sold                                                      $    947,538
                      Capital shares sold                                                       625,663
                      Dividends                                                                 491,003
                      Interest                                                                   15,000        2,079,204
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          36,206
                                                                                                            ------------
                    Total assets                                                                             450,683,064
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,434,334
                      Investment adviser (Note 2)                                               349,835
                      Capital shares redeemed                                                   245,395
                      Distributor (Note 2)                                                       36,441        2,066,005
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       397,729
                                                                                                            ------------
                    Total liabilities                                                                          2,463,734
                                                                                                            ------------

Net Assets:         Net assets                                                                              $448,219,330
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  2,634,676
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            307,613
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                              6,320
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             31,165
                    Paid-in capital in excess of par                                                         329,781,942
                    Undistributed net investment income--net                                                   1,827,409
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                22,630,191
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         91,000,014
                                                                                                            ------------
                    Net assets                                                                              $448,219,330
                                                                                                            ============

Net Asset           Class A--Based on net assets of $398,309,697 and 26,346,760
Value:                       shares outstanding                                                             $      15.12
                                                                                                            ============
                    Class B--Based on net assets of $44,311,020 and 3,076,128
                             shares outstanding                                                             $      14.40
                                                                                                            ============
                    Class C--Based on net assets of $910,585 and 63,197
                             shares outstanding                                                             $      14.41
                                                                                                            ============
                    Class D--Based on net assets of $4,688,028 and 311,649
                             shares outstanding                                                             $      15.04
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended November 30, 1996
Investment Income   Dividends (net of $694,535 foreign withholding tax)                                     $  7,958,008
(Notes 1d & 1e):    Interest and discount earned                                                               1,635,814
                                                                                                            ------------
                    Total income                                                                               9,593,822
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  4,169,360
                    Transfer agent fees--Class A (Note 2)                                       684,912
                    Account maintenance and distribution fees--Class B (Note 2)                 452,751
                    Custodian fees                                                              303,526
                    Printing and shareholder reports                                            134,117
                    Registration fees (Note 1f)                                                 109,953
                    Accounting services (Note 2)                                                104,828
                    Transfer agent fees--Class B (Note 2)                                        98,765
                    Professional fees                                                            80,279
                    Directors' fees and expenses                                                 37,811
                    Pricing fees                                                                 12,942
                    Account maintenance fees--Class D (Note 2)                                   11,226
                    Transfer agent fees--Class D (Note 2)                                         8,419
                    Account maintenance and distribution fees--Class C (Note 2)                   7,325
                    Transfer agent fees--Class C (Note 2)                                         1,653
                    Other                                                                        17,052
                                                                                           ------------
                    Total expenses                                                                             6,234,919
                                                                                                            ------------
                    Investment income--net                                                                     3,358,903
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       22,797,724
(Loss) on             Foreign currency transactions--net                                       (231,495)      22,566,229
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       32,272,642
(Notes 1b, 1c,        Foreign currency transactions--net                                            650       32,273,292
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     54,839,521
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 58,198,424
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    November 30,
                    Increase (Decrease) in Net Assets:                                        1996               1995
Operations:         Investment income--net                                                 $  3,358,903     $  1,067,089
                    Realized gain on investments and foreign currency transactions--net      22,566,229       19,393,315
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   32,273,292       24,547,717
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     58,198,424       45,008,121
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --         (177,010)
Shareholders          Class D                                                                        --             (352)
(Note 1g):          Realized gain on investments--net:
                      Class A                                                               (17,594,423)     (13,259,833)
                      Class B                                                                (2,476,721)      (2,030,586)
                      Class C                                                                   (26,025)          (7,459)
                      Class D                                                                  (192,712)         (65,148)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (20,289,881)     (15,540,388)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       34,818,380      (35,521,768)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  72,726,923       (6,054,035)
                    Beginning of year                                                       375,492,407      381,546,442
                                                                                           ------------     ------------
                    End of year*                                                           $448,219,330     $375,492,407
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--
                    net (Note 1h)                                                          $  1,827,409     $ (1,935,539)
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in the                          Class A++
                    financial statements.
                                                                                 For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1996       1995      1994      1993      1992
Per Share           Net asset value, beginning of year                $  13.87   $  12.82  $  13.07  $  11.78   $  10.95
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .13        .05       .03       .04        .10
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.87       1.52       .53      2.07       1.05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.00       1.57       .56      2.11       1.15
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.01)     (.01)       --       (.10)
                      Realized gain on investments--net                   (.75)      (.51)     (.80)     (.82)      (.22)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.75)      (.52)     (.81)     (.82)      (.32)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.12   $  13.87  $  12.82  $  13.07   $  11.78
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  15.20%     12.92%     4.39%    19.16%     10.67%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.37%      1.51%     1.44%     1.43%      1.49%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .92%       .41%      .23%      .32%      (.19%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $398,310   $327,270  $330,132  $256,203   $166,947
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.14%     44.64%    40.18%    56.98%     65.93%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++                   $  .0063         --        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios have
                    been derived from information provided in the                          Class B++++
                    financial statements.
                                                                                 For the Year Ended November 30,
                    Increase (Decrease) in Net Asset Value:              1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of year                $  13.38   $  12.50  $  12.74  $  11.62   $  10.82
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.02)      (.08)     (.10)     (.08)      (.03)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.79       1.47       .52      2.02       1.05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.77       1.39       .42      1.94       1.02
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.75)      (.51)     (.66)     (.82)      (.22)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  14.40   $  13.38  $  12.50  $  12.74   $  11.62
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  13.97%     11.78%     3.32%    17.87%      9.58%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.40%      2.55%     2.48%     2.46%      2.52%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                 (.11%)     (.63%)    (.80%)    (.72%)    (1.19%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 44,311   $ 44,387  $ 49,647  $ 34,241   $ 22,925
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  41.14%     44.64%    40.18%    56.98%     65.93%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++++              $  .0063         --        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                      Class C++++                   Class D++++


                    The following per share data and                             For the                          For the
                    ratios have been derived from                                 Period                          Period
                    information provided in the financial                        Oct. 21,                        Oct. 21,
                    statements.                             For the Year Ended  1994++ to  For the Year Ended   1994++ to
                                                                November 30,     Nov. 30,      November 30,      Nov. 30,
                    Increase (Decrease) in Net Asset Value:   1996       1995      1994       1996      1995       1994
Per Share           Net asset value, beginning of
Operating           period                                 $  13.38   $  12.51   $  13.08  $  13.84  $  12.81   $  13.39
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income (loss)--net              (.01)      (.08)      (.02)      .09       .02       (.01)
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                 1.79       1.46       (.55)     1.86      1.52       (.57)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           1.78       1.38       (.57)     1.95      1.54       (.58)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                     --         --         --        --      (.00)+++++   --
                      Realized gain on investments--net        (.75)      (.51)        --      (.75)     (.51)        --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.75)      (.51)        --      (.75)     (.51)        --
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  14.41   $  13.38   $  12.51  $  15.04  $  13.84   $  12.81
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       14.05%     11.69%     (4.36%)+++14.86%    12.73%     (4.33%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.41%      2.55%      3.00%*    1.63%     1.76%      2.23%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net             (.09%)     (.63%)    (1.31%)*    .60%      .18%      (.67%)*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $    910   $    376   $    177  $  4,688  $  3,459   $  1,591
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       41.14%     44.64%     40.18%    41.14%    44.64%     40.18%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid++++++++   $  .0063         --         --  $  .0063        --         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.
            ++++++++For fiscal years beginning on or after September 1, 1995, the Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Company is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $404,045 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                        Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $1,252        $19,087
Class D                                $1,100        $13,781


For the year ended November 30, 1996, MLPF&S received contingent deferred sales charges of $60,215 and $1,249 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $31,344 in commissions on the execution of portfolio security transactions for the Company for the year ended November 30, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1996 were $162,097,553 and $160,137,249, respectively.

Net realized and unrealized gains (losses) as of November 30, 1996 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $ 22,797,724   $ 91,004,371
Short-term investments                     --             --
Foreign currency transactions        (231,495)        (4,357)
                                 ------------   ------------
Total                            $ 22,566,229   $ 91,000,014
                                 ============   ============


As of November 30, 1996, net unrealized appreciation for Federal income tax purposes aggregated $91,004,371, of which $104,224,950 related to appreciated securities and $13,220,579 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $357,545,032.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $34,818,380 and ($35,521,768) for the years ended November 30, 1996 and November 30, 1995, respectively.

NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                        11,176,887  $ 157,434,230
Shares issued to shareholders
in reinvestment of distributions    1,233,289     16,242,414
                                -------------  -------------
Total issued                       12,410,176    173,676,644
Shares redeemed                    (9,655,805)  (136,577,975)
                                -------------  -------------
Net increase                        2,754,371  $  37,098,669
                                =============  =============


Class A Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                         6,594,967  $  84,361,655
Shares issued to shareholders in
reinvestment of dividends and
distributions                         949,889     11,322,677
                                -------------  -------------
Total issued                        7,544,856     95,684,332
Shares redeemed                    (9,701,811)  (124,736,786)
                                -------------  -------------
Net decrease                       (2,156,955) $ (29,052,454)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           617,667  $   8,295,124
Shares issued to shareholders in
reinvestment of distributions         174,046      2,205,170
                                -------------  -------------
Total issued                          791,713     10,500,294
Shares redeemed                    (1,011,647)   (13,729,276)
Automatic conversion of shares        (20,731)      (275,360)
                                -------------  -------------
Net decrease                         (240,665) $  (3,504,342)
                                =============  =============


Class B Shares for the Year Ended                   Dollar
November 30, 1995                     Shares        Amount

Shares sold                           524,355  $   6,805,305
Shares issued to shareholders in
reinvestment of distributions         154,488      1,793,609
                                -------------  -------------
Total issued                          678,843      8,598,914
Shares redeemed                    (1,292,140)   (15,830,273)
Automatic conversion of shares        (40,632)      (883,950)
                                -------------  -------------
Net decrease                         (653,929) $  (8,115,309)
                                =============  =============


Class C Shares for the Year                         Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                            54,247  $     725,543
Shares issued to shareholders in
reinvestment of distributions           1,898         24,054
                                -------------  -------------
Total issued                           56,145        749,597
Shares redeemed                       (21,017)      (286,099)
                                -------------  -------------
Net increase                           35,128  $     463,498
                                =============  =============


Class C Shares for the Year                         Dollar
Ended November 30, 1995               Shares        Amount

Shares sold                            21,916  $     274,811
Shares issued to shareholders in
reinvestment of distributions             445          5,171
                                -------------  -------------
Total issued                           22,361        279,982
Shares redeemed                        (8,437)      (106,151)
                                -------------  -------------
Net increase                           13,924  $     173,831
                                =============  =============


Class D Shares for the Year Ended                   Dollar
November 30, 1996                     Shares        Amount

Shares sold                         1,072,031  $  14,751,733
Shares issued to shareholders in
reinvestment of distributions          13,662        179,386
Automatic conversion of shares         19,948        275,360
                                -------------  -------------
Total issued                        1,105,641     15,206,479
Shares redeemed                    (1,043,928)   (14,445,924)
                                -------------  -------------
Net increase                           61,713  $     760,555
                                =============  =============


Class D Shares for the Year Ended                   Dollar
November 30, 1995                     Shares        Amount

Shares sold                           705,152  $   8,594,947
Shares issued to shareholders in
reinvestment of dividends and
distributions                           4,931         58,733
Automatic conversion of shares         70,176        883,950
                                -------------  -------------
Total issued                          780,259      9,537,630
Shares redeemed                      (654,458)    (8,065,466)
                                -------------  -------------
Net increase                          125,801  $   1,472,164
                                =============  =============

5. Commitments:
On November 30, 1996, the Company had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $271,000 and $947,000, respectively.

6. Subsequent Event:
On December 1, 1996, the Fund's Board of Directors declared an ordinary income dividend in the amount of $0.228687 per Class A Share, $0.073642 per Class B Share, $0.108171 per Class C Share and $0.192609 per Class D Share and a long-term capital gain distribution in the amount of $0.684245 per share for all four classes of shares, payable on December 30, 1996, to shareholders of record as of December 19, 1996.

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                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Objective and Policies.........................................   2
 Hedging Techniques.......................................................   3
 Investment Restrictions..................................................   7
Management of the Company.................................................  10
 Directors and Officers...................................................  10
 Compensation of Directors................................................  11
 Advisory and Management Arrangements.....................................  12
Purchase of Shares........................................................  14
 Initial Sales Charge Alternatives--Class A and Class D Shares............  14
 Reduced Initial Sales Charges............................................  16
 Employer-Sponsored Retirement or Savings Plans and Certain Other
   Arrangements...........................................................  19
 Distribution Plans.......................................................  19
 Limitations on the Payment of Deferred Sales Charges.....................  20
Redemption of Shares......................................................  21
 Deferred Sales Charges--Class B and Class C Shares.......................  22
Portfolio Transactions and Brokerage......................................  23
Determination of Net Asset Value..........................................  24
Shareholder Services......................................................  25
 Investment Account.......................................................  26
 Automatic Investment Plans...............................................  26
 Automatic Reinvestment of Dividends and Capital Gains Distributions......  27
 Systematic Withdrawal Plans--Class A and Class D Shares..................  27
 Exchange Privilege.......................................................  28
Taxes.....................................................................  30
 Tax Treatment of Options, Futures and Forward Foreign Exchange
   Transactions...........................................................  32
 Special Rules for Certain Foreign Currency Transactions..................  33
Performance Data..........................................................  34
General Information.......................................................  36
 Description of Shares....................................................  36
 Computation of Offering Price Per Share..................................  37
 Independent Auditors.....................................................  37
 Custodian................................................................  37
 Transfer Agent...........................................................  37
 Legal Counsel............................................................  38
 Reports to Shareholders..................................................  38
 Additional Information...................................................  38
 Security Ownership of Certain Beneficial Owners..........................  38
Independent Auditors' Report..............................................  39
Financial Statements......................................................  41

                                                          Code # 10245-0397



[LOGO] MERRILL LYNCH

Merrill Lynch
Global Holdings, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

    March 25, 1997

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS:

    Contained in Part A:

     Financial Highlights for each of the periods in the ten-year period ended November 30, 1996.

    Contained in Part B:

     Schedule of Investments, as of November 30, 1996.

     Statement of Assets and Liabilities, as of November 30, 1996.

     Statement of Operations for the year ended November 30, 1996.

     Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 1996.

     Financial Highlights for each of the years in the five-year period ended November 30, 1996.

  (B) EXHIBITS:

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
   1(a)  --Articles of Incorporation of Registrant, as amended.(a)
    (b)  --Articles of Amendment to Articles of Incorporation of the
          Registrant.(a)
    (c)  --Articles of Amendment to Articles of Incorporation of the
          Registrant.(a)
    (d)  --Articles Supplementary to Articles of Incorporation of the
          Registrant.(a)
   2     --By-Laws of Registrant.(a)
   3     --None.
   4     --Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-Laws of Registrant.(b)
   5(a)  --Investment Advisory Agreement between Registrant and Merrill Lynch
          Asset Management, Inc. ("Investment Adviser")(a)
    (b)  --Supplement to Investment Advisory Agreement between Registrant and
          Merrill Lynch Asset Management, L.P., dated January 3, 1994.(c)
    (c)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.").
   6(a)  --Class A Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc.(a)
    (b)  --Class B Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc.(a)
    (c)  --Letter Agreement between the Registrant and Merrill Lynch Funds
          Distributor, Inc. with respect to the Merrill Lynch Mutual Fund
          Adviser Program.(c)
    (d)  --Class C Shares Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc.(a)
    (e)  --Class D Shares Distribution Agreement between Registrant and Merrill
          Lynch Funds Distributor, Inc.(a)
   7     --None.
   8     --Custody Agreement between Registrant and The Chase Manhattan Bank,
          N.A.(a)
   9     --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Merrill Lynch
          Financial Data Service, Inc. (now known as Merrill Lynch Financial
          Data Services, Inc.)(a)

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
  10     --None.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  12     --None.
  13     --Certificate of Merrill Lynch Asset Management, Inc.(a)
  14     --None.
  15(a)  --Amended and Restated Class B Distribution Plan and Class B shares
          Distribution Plan Sub-Agreement of the Registrant.(c)
    (b)  --Class C Shares Distribution Plan and Class C Shares Distribution
          Plan Sub-Agreement of the Registrant.(a)
    (c)  --Class D Shares Distribution Plan and Class D Shares Distribution
          Plan Sub-Agreement of the Registrant.(a)
  16(a)  --Schedule for computation of each performance quotation for Class A shares provided in the Registration Statement in response to Item
          22.(a)
    (b)  --Schedule for computation of each performance quotation for Class B shares provided in the Registration Statement in response to Item
          22.(a)
    (c)  --Schedule for computation of each performance quotation for Class C shares provided in the Registration Statement in response to Item
          22.(a)
    (d)  --Schedule for computation of each performance quotation for Class D shares provided in the Registration Statement in response to Item
          22.(a)
  17(a)  --Financial Data Schedule relating to Class A Shares.
    (b)  --Financial Data Schedule relating to Class B Shares.
    (c)  --Financial Data Schedule relating to Class C Shares.
    (d)  --Financial Data Schedule relating to Class D Shares.
  18     --Merrill Lynch Select Pricing (SM) System Plan Pursuant to Rule
          18f-3.(e)

--------

(a) Filed on March 28, 1995, as an Exhibit to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended. (File No. 2-89834) (the "Registration Statement").

(b) Reference is made to Article III (Sections 3 and 4), Article VI (Sections 2, 3 and 5), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation, as amended, filed as Exhibit(1)(a) to the Registrant's Registration Statement; amended and restated Article V contained in the Articles of Amendment filed as Exhibit (1)(b) to the Registrant's Registration Statement; the Articles of Amendment filed as
    Exhibit 1(c) to the Registration Statement; the Articles Supplementary filed as Exhibit 1(d) to the Registration Statement; and Article II,
    Article III (Sections 1, 2, 3, 5, 6 and 17), Article V (Section 7), Article VI, Article VII, Article XII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to the Registrant's Registration Statement.

(c) Filed on March 30, 1994 as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement.

(d) Filed on October 17, 1994, as an Exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement.


(e) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                  NUMBER OF
                                                                  HOLDERS AT
                       TITLE OF CLASS                         FEBRUARY 28, 1997*
                       --------------                         ------------------
Shares of Class A Common Stock, par value $0.10 per share....       35,083
Shares of Class B Common Stock, par value $0.10 per share....        9,296
Shares of Class C Common Stock, par value $0.10 per share....        1,229
Shares of Class D Common Stock, par value $0.10 per share....          674

--------
* Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

  Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; or (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

  The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

  In Section 9 of the Class A, Class B, Class C, and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Investment Adviser"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and for the following closed-end companies: Convertible Holdings Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM and Princeton Services, Inc. ("Princeton Services") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32240-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since December 1, 1994, for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies described in the first two paragraphs of this Item 28, and Messrs. Giordano, Harvey, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                             POSITION(S) WITH THE            OTHER SUBSTANTIAL BUSINESS,
           NAME               INVESTMENT ADVISER         PROFESSION, VOCATION OR EMPLOYMENT
           ----              --------------------        ----------------------------------
 ML & Co.................. Limited Partner            Financial Services Holding Company;
                                                       Limited Partner of FAM
 Princeton Services....... General Partner            General Partner of FAM
 Arthur Zeikel............ President                  President of FAM; President and Director
                                                       of Princeton Services; Director of
                                                       Merrill Lynch Funds Distributor, Inc.
                                                       ("MLFD"), Executive Vice President of
                                                       ML & Co.
 Terry K. Glenn........... Executive Vice President   Executive Vice President of FAM;
                                                       Executive Vice President and Director
                                                       of Princeton Services; President and
                                                       Director of MLFD; Director of MLFDS;
                                                       President of Princeton Administrators,
                                                       L.P.
 Vincent R. Giordano...... Senior Vice President      Senior Vice President of FAM; Senior
                                                       Vice President of Princeton Services
 Elizabeth Griffin........ Senior Vice President      Senior Vice President of FAM

                            POSITION(S) WITH THE           OTHER SUBSTANTIAL BUSINESS,
           NAME              INVESTMENT ADVISER        PROFESSION, VOCATION OR EMPLOYMENT
           ----             --------------------       ----------------------------------
 Michael J. Hennewinkel... Senior Vice President    Senior Vice President of FAM; Senior
                                                     Vice President of Princeton Services
 Philip L. Kirstein....... Senior Vice President,   Senior Vice President, General Counsel
                            General Counsel and      and Secretary of FAM; Senior Vice
                            Secretary                President, General Counsel, Director
                                                     and Secretary of Princeton Services;
                                                     Director of MLFD
 Ronald M. Kloss.......... Senior Vice President    Senior Vice President and Controller of
                            and Controller           FAM; Senior Vice President and
                                                     Controller of Princeton Services
 Stephen M.M. Miller...... Senior Vice President    Executive Vice President of Princeton
                                                     Administrators, L.P.; Senior Vice
                                                     President of Princeton Services
 Joseph T. Monagle, Jr.... Senior Vice President    Senior Vice President of FAM; Senior
                                                     Vice President of Princeton Services
 Michael L. Quinn......... Senior Vice President    Senior Vice President of FAM; Senior
                                                     Vice President of Princeton Services;
                                                     Managing Director and First Vice
                                                     President of Merrill Lynch from 1989 to
                                                     1995
 Gerald M. Richard........ Senior Vice President    Senior Vice President and Treasurer of
                            and Treasurer            FAM; Senior Vice President and
                                                     Treasurer of Princeton Services; Vice
                                                     President and Treasurer of MLFD
 Ronald L. Welburn........ Senior Vice President    Senior Vice President of FAM; Senior
                                                     Vice President of Princeton Services
 Anthony Wiseman.......... Senior Vice President    Senior Vice President of FAM; Senior
                                                     Vice President of Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and Worldwide DollarVest Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 1994, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Bascand, Glenn, Holmes, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                             POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
          NAME                   MLAM U.K.          PROFESSION, VOCATION OR EMPLOYMENT
          ----               ----------------       ----------------------------------
Arthur Zeikel........... Director and Chairman     President of the Investment Adviser
                                                    and FAM; President and Director of
                                                    Princeton Services; Director of
                                                    MLFD; Executive Vice President of ML
                                                    & Co.
Alan J. Albert.......... Senior Managing Director  Vice President of the Investment
                                                    Adviser
Terry K. Glenn.......... Director                  Executive Vice President of the
                                                    Investment Adviser and FAM;
                                                    Executive Vice President and
                                                    Director of Princeton Services;
                                                    President and Director of MLFD;
                                                    Director of MLFDS; President of
                                                    Princeton Administrators, L.P.
Adrian Holmes........... Managing Director         Director of Merrill Lynch Global
                                                    Asset Management
Andrew John Bascand..... Director                  Director of Merrill Lynch Global
                                                    Asset Management
Edward Gobora........... Director                  Director of Merrill Lynch Global
                                                    Asset Management
Richard Kilbride........ Director                  Managing Director of Merrill Lynch
                                                    Global Asset Management
Robert M. Ryan.......... Director                  Vice President, Institutional
                                                    Marketing, Debt and Equity Group,
                                                    Merrill Lynch Capital Markets from
                                                    1989 to 1994
Gerald M. Richard....... Senior Vice President     Senior Vice President and Treasurer
                                                    of the Investment Adviser and FAM;
                                                    Senior Vice President and Treasurer
                                                    of Princeton Services; Vice
                                                    President and Treasurer of MLFD
Stephen J. Yardley...... Director                  Director of Merrill Lynch Global
                                                    Asset Management
Carol Ann Langham....... Company Secretary         None
Debra Anne Searle....... Assistant Company         None
                         Secretary

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.

                                      (2)                         (3)
          (1)              POSITION(S) AND OFFICE(S)   POSITION(S) AND OFFICE(S)
          NAME                     WITH MLFD                WITH REGISTRANT
          ----             -------------------------   -------------------------
Terry K. Glenn..........  President and Director       Executive Vice President
Arthur Zeikel...........  Director                     President and Director
Philip L. Kirstein......  Director                     None
William E. Aldrich......  Senior Vice President        None
Robert W. Crook.........  Senior Vice President        None
Kevin P. Boman..........  Vice President               None
Michael J. Brady........  Vice President               None
William M. Breen........  Vice President               None
Michael G. Clark........  Vice President               None
Mark A. DeSario.........  Vice President               None
James T. Fatseas........  Vice President               None
Debra W. Landsman-Yaros.  Vice President               None
Michelle T. Lau.........  Vice President               None
Gerald M. Richard.......  Vice President and Treasurer Treasurer
Salvatore Venezia.......  Vice President               None
William Wasel...........  Vice President               None
Robert Harris...........  Secretary                    Secretary

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Company-- Advisory and Management Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Company--Advisory and Management Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 24th day of March 1997.

                                          Merrill Lynch Global Holdings, Inc.
                                                      (Registrant)

                                                /s/ Gerald M. Richard
                                          By: _________________________________

                                              (GERALD M. RICHARD, TREASURER)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

             SIGNATURES                         TITLE                DATE

           Arthur Zeikel*               President and
-------------------------------------    Director
           (ARTHUR ZEIKEL)               (Principal Executive Officer)

         Gerald M. Richard*             Treasurer (Principal Financial
-------------------------------------    and Accounting
         (GERALD M. RICHARD)             Officer)

            Donald Cecil*               Director
-------------------------------------
           (DONALD CECIL)

          Edward H. Meyer*              Director
-------------------------------------
          (EDWARD H. MEYER)

         Charles C. Reilly*             Director
-------------------------------------
         (CHARLES C. REILLY)

          Richard R. West*              Director
-------------------------------------
          (RICHARD R. WEST)

         Edward D. Zinbarg*             Director
-------------------------------------
         (EDWARD D. ZINBARG)

     /s/ Gerald M. Richard                                      March 24, 1997
*By: ________________________________

  (GERALD M. RICHARD, ATTORNEY-IN-
             FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
   5(c)  --Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P.
          and Merrill Lynch Asset Management U.K. Limited.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  17(a)  --Financial Data Schedule relating to Class A Shares.
    (b)  --Financial Data Schedule relating to Class B Shares.
    (c)  --Financial Data Schedule relating to Class C Shares.
    (d)  --Financial Data Schedule relating to Class D Shares.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull